UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )
Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
BUTTERFLY NETWORK, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy Statement

AND NOTICE OR ANNUAL MEETING

2024

April 26, 2024
Dear Fellow Stockholder:
On behalf of our board of directors and our senior management team, we are pleased to invite you to attend the 2024 annual meeting of stockholders of Butterfly Network, Inc. to be held at 11:00 a.m., Eastern Time, on Friday, June 7, 2024. This year’s annual meeting will be conducted solely via live audio webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/BFLY2024. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about Butterfly Network, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, eight persons will be elected to our board of directors. In addition, we will ask stockholders to (i) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, (ii) approve by an advisory vote the compensation of our named executive officers (“NEOs”), (iii) approve the 2024 Employee Stock Purchase Plan (the “ESPP”), and (iv) approve a proposed Third Amended and Restated Certificate of Incorporation (“A&R Charter”) as disclosed in this proxy statement. Our board of directors recommends the approval of each of the five proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the internet, we have elected to deliver our proxy materials to the majority of our stockholders over the internet. This electronic process gives you fast, convenient access to the materials and reduces the impact on the environment and our printing and mailing costs. On April 26, 2024, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2024 annual meeting of stockholders and our 2023 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting, and how to receive a paper copy of the proxy materials by mail.
We sincerely hope you will join us at our virtual annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your ongoing support of Butterfly Network, Inc.
Sincerely,

Joseph M. DeVivo
Chief Executive Officer, President, and Chairman to the Board
2024 Proxy Statement	2

1600 District Avenue
Burlington, Massachusetts 01803
April 26, 2024
Notice of 2024 Annual Meeting of Stockholders
TIME:	11:00 a.m. Eastern Time
DATE:	Friday, June 7, 2024
ACCESS:
This year’s annual meeting will be held virtually via live audio webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BFLY2024 and entering the 16-digit control number included in the Notice of Internet Availability or proxy card that you receive.

PURPOSES:
1.	To elect seven directors to serve one-year terms expiring in 2025;
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.	To approve by a non-binding advisory vote the compensation of our NEOs, as disclosed in this proxy statement;
4.	To approve the 2024 Employee Stock Purchase Plan;
5.	To approve a proposed A&R Charter, which will amend and restate our current Second Amended and Restated Certificate of Incorporation (the “Charter”), to:
a)
add a provision with respect to the automatic conversion of our Class B common stock effective February 12, 2028, which is seven years from the date of the closing of our business combination by and among Longview Acquisition Corp., Clay Merger Sub Inc., and BFLY Operations, Inc. (formerly Butterfly Network, Inc.) (the “Class B Conversion Amendment”);

b)	add a provision to provide for the exculpation of officers as permitted by recent amendments to Delaware law (the “Officer Exculpation Amendment”); and
c)	amend the exclusive forum provision (the “Exclusive Forum Amendment”); and
6.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
WHO MAY VOTE:
You may vote if you were the record owner of Butterfly Network, Inc. Class A common stock or Class B common stock at the close of business on April 15, 2024. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 1600 District Avenue, Burlington, Massachusetts 01803. If you wish to view this list, please contact our Corporate Secretary at Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803, (781) 557-4800 or by email at legal@butterflynetinc.com. Such list will also be available for examination by the stockholders during the annual meeting at www.virtualshareholdermeeting.com/BFLY2024.
2024 Proxy Statement	3

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.
BY ORDER OF OUR BOARD OF DIRECTORS

Heather C. Getz
Chief Financial and Operations Officer and Corporate Secretary
2024 Proxy Statement	4

Forward-Looking Statements
This proxy statement, including the Letter to Stockholders of Butterfly Network, Inc. (the “Company”) contained in this proxy statement, includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations, assumptions, estimates, and projections with respect to the Company and its financial results, future performance, development of products and services, and the size and potential growth of current or future markets for its products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the Company’s ability to grow and manage growth profitably; the success, cost and timing of the Company’s product and service development activities; the potential attributes and benefits of the Company’s products and services; the degree to which the Company’s products and services are accepted by healthcare practitioners and patients for their approved uses; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing license, manufacture, supply and distribution agreements; manufacturing and supply of the Company’s products; the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or developing; changes in applicable laws or regulations; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s products and services and reimbursement for medical procedures conducted using its products and services; the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s ability to raise financing in the future; and other risks and uncertainties indicated from time to time in the Company’s most recent Annual Report on Form 10-K or in subsequent filings that it makes with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions you not to place undue reliance upon any forward-looking statements, which speak only as of the date hereof. The Company does not undertake or accept any obligation or undertake to release publicly any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.
2024 Proxy Statement	5

Page
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13
MANAGEMENT AND CORPORATE GOVERNANCE	15
EXECUTIVE AND DIRECTOR COMPENSATION	24
EQUITY COMPENSATION PLAN INFORMATION	38
REPORT OF AUDIT COMMITTEE	39
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	40
Proposal 1: Election of Directors	43
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	44
Proposal 3: Non-Binding Advisory Vote on Approval of the Compensation of our Named Executive Officers, as Disclosed in this Proxy Statement	46
Proposal 4: Approval of the 2024 Employee Stock Purchase Plan	47
Proposal 5: Approval of the A&R Charter to incorporate (a) the Class B Conversion Amendment, (b) the Officer Exculpation Amendment and (c) the Exclusive Forum Amendment	50
OTHER MATTERS	57
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	57
2024 Proxy Statement	6

Butterfly Network, Inc.
1600 District Avenue
Burlington, Massachusetts 01803

PROXY STATEMENT FOR THE BUTTERFLY NETWORK, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 7, 2024
This proxy statement, along with the accompanying notice of 2024 annual meeting of stockholders, contains information about the 2024 annual meeting of stockholders of Butterfly Network, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 a.m., Eastern Time, on Friday, June 7, 2024. Because hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting, this year’s annual meeting will be conducted solely via live audio webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/BFLY2024. You will not be able to attend the annual meeting in person.
In this proxy statement, we refer to Butterfly Network, Inc. and its wholly-owned subsidiaries as “Butterfly,” the “Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about April 26, 2024, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2024 annual meeting of stockholders and our 2023 annual report to stockholders.
IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS
This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2023 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, as amended, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://ir.butterflynetwork.com/financials/annual-reports/default.aspx. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Butterfly Network, Inc., Attn: Investor Relations, 1600 District Avenue, Burlington, Massachusetts 01803. Exhibits will be provided upon written request and payment of an appropriate processing fee.
2024 Proxy Statement	7

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING
AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2024 annual meeting of stockholders to be held virtually, on Friday, June 7, 2024, at 11:00 a.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 because you owned shares of our Class A common stock or Class B common stock (together, the “common stock”) on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to stockholders on or about April 26, 2024.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we may furnish our proxy materials to our stockholders by providing access to such documents on the internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why Are You Holding a Virtual Annual Meeting?
We are holding a virtual annual meeting to enable us to communicate with our stockholders while supporting the health and well-being of our stockholders and employees. We believe that hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.
How do I Access the Virtual Annual Meeting?
The live audio webcast of the annual meeting will begin promptly at 11:00 a.m. Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log in and test your device’s audio system. The virtual annual meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong internet connection wherever you intend to participate in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting.
Log-in Instructions. To be admitted to the virtual annual meeting, you will need to log in at www.virtualshareholdermeeting.com/BFLY2024 using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the annual meeting.
Will I Be Able to Ask Questions and Have These Questions Answered During the Virtual Annual Meeting?
Stockholders may submit questions for the annual meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/BFLY2024, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.
Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, as time permits. Additional information regarding the ability of stockholders to ask questions during the annual meeting, related to rules of conduct and other materials for the annual meeting will be available at www.virtualshareholdermeeting.com/BFLY2024.
2024 Proxy Statement	8

What Happens if There Are Technical Difficulties During the Annual Meeting?
Beginning 15 minutes prior to, and during, the annual meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. There will be technical support telephone numbers referenced on the log in page of the VSM site should you require technical assistance and/or experience connectivity issues on the day of the meeting.
Who May Vote?
Only stockholders of record at the close of business on April 15, 2024 will be entitled to vote at the annual meeting. As of the close of business on the record date, there were 210,683,866 shares of our common stock outstanding and entitled to vote, including 184,256,929 shares of Class A common stock and 26,426,937 shares of Class B common stock. Our Class A common stock and Class B common stock are our only classes of voting stock.
If on April 15, 2024 your shares of our common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.
If on April 15, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Class A common stock that you own entitles you to one vote and each share of our Class B common stock that you own entitles you to 20 votes.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the internet or telephone. You may specify whether your shares should be voted FOR or AGAINST for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:
•	By internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the internet or by telephone.
•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time on June 6, 2024
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers.
How Does Our Board of Directors Recommend that I Vote on the Proposals?
Our board of directors recommends that you vote as follows:
•	“FOR” the election of the nominees for director;
•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
•	“FOR” the compensation of our NEOs, as disclosed in this proxy statement;
2024 Proxy Statement	9

•	“FOR” the approval of the Employee Stock Purchase Plan; and
•	“FOR” the proposed A&R Charter, including each of the Class B Conversion Amendment, the Officer Exculpation Amendment and the Exclusive Forum Amendment (collectively, the “Charter Amendments”).
If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by internet or by telephone as instructed above;
•	by notifying Butterfly Network, Inc.’s Corporate Secretary in writing before the annual meeting that you have revoked your proxy; or
•
by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, internet or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Elect Directors
The nominees for director will be elected by the affirmative vote of a majority of the votes cast for the election of a nominee. For each nominee, you may vote either FOR or AGAINST such nominee. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our audit committee of our board of directors will reconsider its selection.

2024 Proxy Statement	10

Proposal 3: Approve a Non-Binding Advisory Vote on the Compensation of our Named Executive Officers, as Disclosed in this Proxy Statement
The affirmative vote of a majority of the votes cast for this proposal is required to approve, on a non-binding advisory basis, the compensation of our NEOs, as disclosed in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the compensation committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approve the 2024 Employee Stock Purchase Plan
The affirmative vote of a majority of the votes cast for this proposal is required to approve, the 2024 Employee Stock Purchase Plan, as disclosed in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Approval of the A&R Charter, which incorporates: (a) the Class B Conversion Amendment; (b) the Officer Exculpation Amendment; and (c) the Exclusive Forum Amendment
For Proposal 5(a) only, the affirmative vote of the holders of at least two-thirds (66 2/3%) of the outstanding shares of Class B Common Stock, voting as a single class is required to approve the Class B Conversion Amendment. Abstentions and broker non-votes will have the same effect as votes against for each vote required for this proposal.

For Proposals 5(b) and 5(c) only, the affirmative vote of the holders of a majority of the total voting power of all the then-outstanding shares of stock of the Company entitled to vote for this proposal is required to approve the Officer Exculpation Amendment and the Exclusive Forum Amendment. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on these proposals. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Each share of our Class B common stock is entitled to 20 votes per share and each share of our Class A common stock is entitled to one vote per share. The Founder, former Interim Chief Executive Officer, and current member of our board of directors, Jonathan M. Rothberg, Ph.D., beneficially owns 100% of our Class B common stock and controls a majority of the voting power of all of our outstanding shares of capital stock. As a result, Dr. Rothberg has the power to elect each of the nominees named in this proxy statement, ratify the appointment of our independent registered public accounting firm, approve the compensation of our NEOs and approve the A&R Charter.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority in voting power of our common stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present at an annual meeting.
2024 Proxy Statement	11

Attending the Annual Meeting
Our annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to www.virtualshareholdermeeting.com/BFLY2024 shortly before the meeting time, and follow the instructions for downloading the webcast. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple Butterfly Network, Inc. stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Notice or, if applicable, our proxy materials to you if you write or call our Corporate Secretary at: Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803 or (781) 557-4800. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Description of the Business Combination Completed in February 2021
On February 12, 2021, Longview Acquisition Corp., a Delaware corporation (“Longview” and after the Business Combination described herein, the “Company”), consummated a business combination (the “Business Combination”) pursuant to the terms of the business combination agreement dated as of November 19, 2020 (the “Business Combination Agreement”) by and among Longview, Clay Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Butterfly Network, Inc., a Delaware corporation (“Legacy Butterfly”). In connection with the Business Combination, Longview changed its name to “Butterfly Network, Inc.” (“Butterfly”) and Legacy Butterfly changed its name to “BFLY Operations, Inc.” Immediately upon the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”, and such completion, the “Closing”), Merger Sub merged with and into Legacy Butterfly, with Legacy Butterfly surviving the Business Combination as a wholly-owned subsidiary of Longview (the “Merger”). Following the Closing, the Company’s Class A common stock and warrants to purchase Class A common stock are listed on the New York Stock Exchange under the symbol “BFLY” and “BFLY WS,” respectively. As a result of the Business Combination, the business of Legacy Butterfly became our business.
Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” and “our” refer to Butterfly Network, Inc. and its wholly-owned subsidiaries, including Legacy Butterfly.
2024 Proxy Statement	12

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of April 1, 2024 by:
•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;
•	each of the Company’s NEOs and directors; and
•	all current executive officers and directors of the Company as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and restricted stock units (“RSUs”) that vest within 60 days. Company stock issuable upon exercise of options and warrants currently exercisable within 60 days and RSUs that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.
The beneficial ownership of Company common stock is based on 184,214,377 shares of the Company’s Class A common stock and 26,426,937 shares of the Company’s Class B common stock issued and outstanding as of April 1, 2024.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.
Name and Address of Beneficial Owner(1)	Number of shares of Class A Common Stock	%	Number of shares of Class B Common Stock	%	% of Total Voting Power**
Directors and Executive Officers:
Jonathan M. Rothberg, Ph.D.(2)	10,479,298	5.7	26,426,937	100	75.6
Larry Robbins(3)	17,409,154	9.5	—	—	2.4
Dawn Carfora(4)	95,042	*	—	—	—
Elazer Edelman, M.D., Ph.D.(5)	84,974	*	—	—	—
S. Louise Phanstiel(6)	143,082	*	—	—	—
Erica Schwartz, M.D., J.D., M.P.H.(7)	64,167	*	—	—	—
Heather C. Getz(8)	679,000	*	—	—	*
Andrei G. Stoica, Ph.D.(9)	477,715	*	—	—	*
Joseph DeVivo(10)	1,610,000	*	—	—	*

All Current Directors and Executive Officers of the Company as a Group (10 Individuals)(11)	31,042,432	16.9	26,426,937	100	78.5
Five Percent Holders:
Jonathan M. Rothberg, Ph.D.(2)	10,479,298	5.7	26,426,937	100	75.6
Entities Affiliated with Glenview Capital Management(3)	17,409,154	9.5	—	—	2.4
Blackrock, Inc.(12)	10,330,167	5.6	—	—	1.4
ARK Investment Management LLC(13)	13,688,534	7.4	—	—	1.9
Fosun Industrial Co., Limited(14)	10,716,630	5.8	—	—	1.5
*	Indicates beneficial ownership of less than 1%.
**
Percentage of total voting power represents voting power with respect to all outstanding shares of our Class A common stock and our Class B common stock as a single class. Each share of our Class B common stock is entitled to 20 votes per share and each share of our Class A common stock is entitled to one vote per share.

(1)	Unless otherwise indicated, the business address of each of these individuals is c/o Butterfly Network, Inc., 1600 District Avenue, Burlington, MA 01803.
(2)
Consists of (i) 2,576,135 shares of Class A common stock held by Dr. Rothberg, (ii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2024, held by Dr. Rothberg, (iii) 6,202,545 shares of Class A common stock distributed from 2012 JMR Trust

2024 Proxy Statement	13

Common, LLC and held by entities owned by trusts created for the benefit of Dr. Rothberg’s children, (iv) 952,277 shares of Class A common stock held by 1997 JMR Trust Common, LLC, (v) 726,696 shares of Class A common stock held by Dr. Rothberg’s spouse and (vi) 26,426,937 shares of Class B common stock held by 4C Holdings I, LLC, 4C Holdings II, LLC, 4C Holdings III, LLC, 4C Holdings IV, LLC and 4C Holdings V, LLC (the “4C Holdings LLCs”). Dr. Rothberg is the sole manager of the 4C Holdings LLCs and therefore has sole voting and investment control over the shares. Dr. Rothberg is the Company’s former Interim Chief Executive Officer, Founder and is currently a member of the board of directors.
(3)
Consists of (i) 4,546,687 shares of Class A common stock held by Longview Investors LLC, (ii) 8,033,501 shares of Class A common stock held by Glenview Capital Partners, L.P., Glenview Institutional Partners, L.P., Glenview Capital Master Fund, LTD., Glenview Capital Opportunity Fund, L.P., Glenview Healthcare Master Fund, L.P. and Glenview Offshore Opportunity Master Fund, LTD. (the “Glenview Investment Funds”), (iii) 3,032,600 shares underlying private placement warrants held by Longview Investors LLC that are exercisable within 60 days of April 1, 2024, (iv) 1,713,333 shares underlying private placement warrants held by the Glenview Investment Funds that are exercisable within 60 days of April 1, 2024, (v) 61,388 shares of Class A common stock held by Mr. Robbins, and (vi) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2024 held by Mr. Robbins. Mr. Robbins is the managing member of Longview Investors LLC; the founder, portfolio manager and chief executive officer of Glenview Capital Management, LLC; and a member of our board of directors. Glenview Capital Management, LLC serves as investment manager to each of the Glenview Funds. Mr. Robbins shares voting and dispositive power over the shares held by Longview Investors LLC, Glenview Capital Management, LLC and the Glenview Investment Funds and may be deemed to beneficially own such shares. The address of the principal business office for Mr. Robbins, Longview Investors LLC and the Glenview Investment Funds is 767 Fifth Avenue, 44th Floor, New York, NY 10153.

(4)	Consists of (i) 73,397 shares of Class A common stock and (ii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2024.
(5)	Consists of (i) 63,329 shares of Class A common stock and (ii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2024.
(6)
Consists of (i) 60,049 shares of Class A common stock held by H.G. Phanstiel LP (ii) 61,388 shares of Class A common stock held by Ms. Phanstiel, and (iii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2024. Ms. Phanstiel is the Managing Member of H.G. Phanstiel LP, and therefore has voting and investment control over the shares.

(7)	Consists of (i) 64,167 shares of Class A common stock.
(8)
Consists of (i) 364,420 shares of Class A common stock, (ii) 157,123 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 1, 2024, and (ii) 157,457 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2024.

(9)	Consists of (i) 396,535 shares of Class A common stock and (ii) 81,180 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2024.
(10)	Consists of (i) 810,000 shares of Class A common stock and (ii) 800,000 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 1, 2024.
(11)	See footnotes 2 through 10.
(12)
Information is based on the Schedule 13G/A filed by BlackRock, Inc. on January 29, 2024, consists of shares of Class A common stock beneficially owned, or that may be deemed to be beneficially owned, by BlackRock, Inc. and certain of its subsidiaries as of December 31, 2023. The principal business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(13)
Information is based on the Schedule 13G/A filed by ARK Investment Management LLC on January 29, 2024, consists of shares of Class A common stock beneficially owned, or that may be deemed to be beneficially owned, by ARK Investment Management LLC as of December 31, 2023. The principal business address of ARK Investment Management LLC is 200 Central Avenue, St. Petersburg, FL 33701.

(14)
Information is based on the Schedule 13G/A filed by Fosun Industrial Co., Limited (“Fosun Industrial”) and Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (“Fosun Pharma”) on February 14, 2023, Consists of shares of Class A common stock held by Fosun Industrial. Fosun Industrial is a wholly-owned subsidiary of Fosun Pharma. Fosun Pharma is a subsidiary of, and is beneficially held approximately 35.82% by, Shanghai Fosun High Technology (Group) Co. Ltd. (“Fosun High Technology”) and 0.22% by Fosun International Limited (“Fosun International”). Fosun High Technology is a wholly-owned subsidiary of Fosun International, which is a subsidiary of, and is beneficially held approximately 73.53% by, Fosun Holdings Limited (“Fosun Holdings”). Fosun Holdings is a wholly-owned subsidiary of Fosun International Holdings Ltd. (“Fosun International Holdings”). Fosun International Holdings is beneficially held approximately 85.29% by Guo Guangchang and 14.71% by Wang Qunbin. Guo Guangchang controls Fosun International Holdings and could therefore be deemed the beneficial owner of the securities held by Fosun Industrial. The address of the principal business office for Fosun Pharma is No. 1289 Yishan Road (Building A, Fosun Technology Park), Shanghai 200233, People’s Republic of China. The address of the principal business office for Fosun Industrial is 5/F, Manulife Place, 348 Kwun Tong Road, Kowloon, Hong Kong.

2024 Proxy Statement	14

MANAGEMENT AND CORPORATE GOVERNANCE
The following table sets forth certain information concerning our executive officers and directors as of April 1, 2024:
Names	Ages	Positions
Executive Officers:
Joseph DeVivo	57	President, Chief Executive Officer and Chairperson of the Board of Directors
Heather C. Getz	49	Chief Financial & Operations Officer and Corporate Secretary
Andrei G. Stoica	51	Chief Technology Officer
Non-Employee Directors:
Dawn Carfora	52	Director
Elazer Edelman, M.D., Ph.D.	67	Director
S. Louise Phanstiel	65	Director
Larry Robbins	54	Director
Erica Schwartz, M.D., J.D., M.P.H.	52	Director
Jonathan M. Rothberg, Ph.D.	60	Founder and Director
Executive Officers
Joseph DeVivo has served as our Chief Executive Officer and Chairperson of our board of directors since April 2023. Mr. DeVivo previously served as the President of Hospital and Health Systems for Teladoc Health, Inc. (“Teladoc”) (NYSE: TDOC) from July 2020 to April 2022. Mr. DeVivo was the Chief Executive Officer and Director of InTouch Health from 2016 until June 2020, when it was acquired by Teladoc. Prior to that, Mr. DeVivo served as the President, Chief Executive Officer and Director of Angiodynamics Inc. from 2011 to 2016. He is also currently a member of the Board of Directors of Quantum Surgical and is the Treasurer on the board of directors at the American Telemedicine Association and previously served as the Executive Chairman of the board of directors of Caption Health prior to Caption Health’s acquisition by GE Healthcare. Mr. DeVivo received his Bachelor of Science degree in Business Administration and Marketing and Management from the University of Richmond. Mr. DeVivo’s qualifications to serve on our board of directors include his significant executive and board leadership experience.
Heather C. Getz has served as our Chief Financial Officer since May 2022 and our Chief Financial & Operations Officer and Corporate Secretary since July 2023. Effective March 2024, Ms. Getz joined the Myomo (NYSE AMERICAN: MYO) Board of Directors and also serves as the Audit Committee Chair. Previously, Ms. Getz served as Chief Financial Officer and President of North America at Healthy.io Ltd., a privately-held medical technology company, from November 2021 to April 2022. Before joining Healthy.io Ltd., from May 2009 to November 2021, Ms. Getz held senior leadership positions at BioTelemetry, Inc., a publicly-traded medical technology company that was acquired by Koninklijke Philips N.V. (NYSE: PHG) in 2021, including serving as Chief Financial Officer from January 2010 to July 2021, Chief Administrative Officer from August 2019 to July 2021, and Vice President from May 2009 to January 2010, where she led the finance, accounting and administrative functions of the company. From April 2008 to May 2009, Ms. Getz was Vice President of Finance at Alita Pharmaceuticals, Inc., a privately-held specialty pharmaceutical company, where she was responsible for all areas of finance, accounting and information systems. Prior to joining Alita Pharmaceuticals, Inc., from March 2002 to April 2008, Ms. Getz held various financial leadership positions at VIASYS Healthcare Inc., a healthcare technology company acquired by Cardinal Health, Inc. in July 2007, including directing the company’s global financial planning, budgeting and analysis, and external reporting functions. From June 1997 to February 2002, Ms. Getz began her career at Sunoco, Inc., (NYSE: SUN) where she held various positions of increasing responsibility. Ms. Getz received her undergraduate degree in Accountancy and a Master of Business Administration degree from Villanova University and is a certified public accountant.
Andrei Stoica, Ph.D. has served as our Chief Technology Officer since July 2021. Dr. Stoica joined us from BioTelemetry, Inc. where he served as the Chief Technology Officer from April 2020 to July 2021. In this role, Dr. Stoica was responsible for hardware and software product development, product management, enterprise, product information technology and product manufacturing and distribution. Prior to his role at BioTelemetry, Dr. Stoica held several leadership roles of increasing responsibility at IQVIA Holdings, Inc. (“IQVIA”) (NYSE: IQV), from October 2006 to April 2020, with the last position as Senior Vice President, IT Systems Development. In this role, Dr. Stoica led the development of IQVIA’s data cloud platform. Dr. Stoica received his B.S. in Computer Science from Polytechnic University of Bucharest and M.S. in Computer Science from the University of South Carolina. Dr. Stoica holds a Ph.D. in Computer Science from the University of South Carolina.
2024 Proxy Statement	15

Non-Employee Directors
Jonathan M. Rothberg, Ph.D. is the founder of Legacy Butterfly and served as the Interim Chief Executive Officer from December 2022 to April 2023. Dr. Rothberg is a member of our board and served as the Chairperson of our board of directors from the Closing of the Business Combination in February 2021 to April 2023. Dr. Rothberg served as the Chairman of Legacy Butterfly’s board of directors since March 2014. He previously served as Legacy Butterfly’s Chief Executive Officer from March 2014 to April 2020, and as Legacy Butterfly’s President from March 2014 to April 2014. Dr. Rothberg is a scientist and entrepreneur who was awarded the National Medal of Technology and Innovation, the nation’s highest honor for technological achievement, by President Obama for inventing and commercializing high-speed DNA sequencing. Dr. Rothberg is the founder of the 4Catalyzer medical technology incubator and the founder of its companies: Legacy Butterfly, AI Therapeutics, Inc. (formerly LAM Therapeutics, Inc.), Quantum-Si Incorporated (Nasdaq: QSI), Hyperfine, Inc. (Nasdaq: HYPR), including its wholly-owned subsidiaries Hyperfine Operations, Inc. (formerly Hyperfine, Inc.) and Liminal Sciences, Inc., Tesseract Health, Inc., Detect, Inc. (formerly Homodeus Inc.) and 4Bionics LLC. These companies focus on using inflection points in medicine, such as deep learning, next-generation sequencing, and the silicon supply chain, to address global healthcare challenges. Dr. Rothberg serves as Interim Chief Executive Officer and Executive Chairman of the board of Quantum-Si Incorporated (Nasdaq: QSI) and Vice Chairman of Hyperfine, Inc. (Nasdaq: HYPR). Dr. Rothberg previously founded and served as Chairman, Chief Executive Officer, and Chief Technology Officer of Ion Torrent Systems, Inc. from 2007 to 2010, and founded and served as Chairman and Chief Executive Officer of RainDance Technologies, Inc. from 2004 to 2009. From 1999 to 2007, Dr. Rothberg co-founded and served as Chairman of ClarifI, Inc., and from 1999 to 2006, he founded and served as Chairman, Chief Executive Officer and Chief Technology Officer of 454 Life Sciences Corporation. With 454 Life Sciences, Dr. Rothberg brought to market the first new way to sequence genomes since Sanger and Gilbert won the Nobel Prize for their method in 1980. With 454’s technology, Dr. Rothberg sequenced the first individual human genome, and with Svante Paabo he initiated the first large-scale effort to sequence ancient DNA (The Neanderthal Genome Project). Prior to 454 Life Sciences, Dr. Rothberg founded and served as Chairman and Chief Executive Officer of CuraGen Corporation from 1993 to 2004. His contributions to the field of genome sequencing include the first non-bacterial cloning method (cloning by limited dilution) and the first massively parallel DNA sequencing method (parallel sequencing by synthesis on a single substrate), concepts that have formed the basis for all subsequent next generation sequencing technologies. Dr. Rothberg is an Ernst and Young Entrepreneur of the Year, is the recipient of The Wall Street Journal’s First Gold Medal for Innovation, SXSW Best in Show, Nature Methods First Method of the Year Award, the Connecticut Medal of Technology, the DGKL Biochemical Analysis Prize, and an Honorary Doctorate of Science from Mount Sinai. Dr. Rothberg is a member of the National Academy of Engineering, the Connecticut Academy of Science and Engineering, is a trustee of Carnegie Mellon University and an Adjunct Professor of Genetics at Yale University. Dr. Rothberg received his Ph.D., M.Phil., and M.S. in biology from Yale University and his B.S. in chemical engineering from Carnegie Mellon University. Dr. Rothberg’s qualifications to serve on our board of directors include his significant scientific, executive and board leadership experience in the technology industry, as well as his knowledge of our business as Legacy Butterfly’s founder and former Interim Chief Executive Officer.
Larry Robbins has served on our board of directors since February 2021 and serves as our Lead Independent Director. Mr. Robbins was Longview’s Chairman from its inception to February 2021. Mr. Robbins is the Founder, Portfolio Manager and Chief Executive Officer of Glenview Capital Management (“Glenview”). Prior to founding Glenview in 2000, Mr. Robbins spent six years as an analyst and partner at Omega Advisors on their U.S. equity long/short team. He joined Omega after three years at Gleacher & Company, a merger and acquisition advisory boutique in New York. Through their Robbins Family Foundation, Mr. Robbins and his wife Sarahmay are active supporters of education reform both in New York City and on a national level. He serves as Chairman of the board of directors for Array Education and the Knowledge Is Power Program (KIPP) New York, and he is a board member for the Relay Graduate School of Education, Robin Hood Foundation and Zearn. In addition, Mr. Robbins is the Senior Chair of the Wall Street Division of the UJA-Federation. Mr. Robbins graduated with honors from the Wharton School and Moore School of the University of Pennsylvania in 1992, where he received his Bachelors of Science in Economics and Engineering, with majors in accounting, finance, marketing, and systems engineering. Mr. Robbins’ qualifications to serve on our board of directors include his extensive knowledge of financial accounting and his significant investment experience.
Dawn Carfora has served on our board of directors since the Closing of the Business Combination in February 2021 and serves as the Chair of our compensation committee. Ms. Carfora currently serves as Vice President, Business Planning and Operations, Global Business Group of Meta Platforms, Inc. (formerly Facebook, Inc.) (“Meta”) (Nasdaq: META) since September 2019. Prior to that, Ms. Carfora held a variety of senior leadership roles at Meta, including as Director, GMS Operations (Global Sales Operations) from October 2017 to September 2019 and as Director, Sales Operations, North America from March 2014 to October 2017. Ms. Carfora previously served as Chief Financial Officer of MagPlus Inc. from November 2013 to March 2014, as Senior Vice President, Operations at PDR Network, LLC (“PDR”) from June 2013 to November 2013, as Chief Financial Officer at PDR from September 2009 to June 2013, and as Senior Director, Sales Operations at PDR from May 2007 to September 2009. Before joining PDR, Ms. Carfora served as Vice President, General Manager at MediZine Inc. from April 2005 to May 2007, as Director of Finance and Operations of Primedia Inc. from 1999 to 2003, as Manager, Financial Planning & Analysis of Twentieth Century Fox Home Entertainment, Inc. in 1999, as Experienced Senior, Internal Audit Services at Ernst &
2024 Proxy Statement	16

Young LLP in 1998, and as Manager, Finance at Bertelsmann SE & Co. from 1993 to 1997. Ms. Carfora received her B.S. in business administration, finance from Rider University. Ms. Carfora’s qualifications to serve on our board of directors include her extensive experience in management, business planning and operations.
Elazer Edelman, M.D., Ph.D. has served on our board of directors since March 2021 and serves as the Chair of our technology committee. Dr. Edelman has served as the Edward J. Poitras Professor in Medical Engineering and Science at the Massachusetts Institute of Technology which he joined in 1993, Professor of Medicine at Harvard Medical School which he joined in 1989, and Senior Attending Physician in the coronary care unit at the Brigham and Women’s Hospital in Boston with which he has been associated since 1984. He and his laboratory have pioneered basic findings in vascular biology and the development and assessment of biotechnology. Dr. Edelman has directed the Massachusetts Institute of Technology’s Institute for Medical Engineering and Science and Clinical Research Center as well as the Harvard-MIT Biomedical Engineering Center, all dedicated to applying the rigors of the physical sciences to elucidate fundamental biologic processes and mechanisms of disease. He is the founder and has served on the board of director of Autus Valve Technologies, Inc. since 2019, BioDevek, Inc. since 2015, and PanTher Therapeutics, LLC since 2014. Dr. Edelman completed internal medicine training and clinical fellowship in Cardiovascular Medicine at the Brigham and Women’s Hospital and a research fellowship at the Department of Pathology at Harvard Medical School. Dr. Edelman received his M.D. from Harvard Medical School and his Ph.D. in Medical Engineering and Medical Physics, M.S. in Electrical Engineering and Computer Science, and B.S. in Bioelectrical Engineering and Applied Biology from the Massachusetts Institute of Technology. Dr. Edelman’s qualifications to serve on our board of directors include his medical and biomedical engineering background and his extensive scientific advisory experience and co-founding of a number of technology companies.
S. Louise Phanstiel has served on our board of directors since the Closing of the Business Combination in February 2021 and serves as the Chair of our audit committee. Ms. Phanstiel serves as chair of the board of directors of Myriad Genetics, Inc. (Nasdaq: MYGN), or Myriad, since March 2020 and has been a Director of Myriad since September 2009. Ms. Phanstiel previously held several executive positions at Elevance Health, Inc. (NYSE: ELV), formerly Anthem, Inc. and prior to that, WellPoint, Inc., from 1996 to 2007. Ms. Phanstiel was President, Specialty Products, which included behavioral health services; Senior Vice President, Chief of Staff and Corporate Planning in the Office of the Chairman; and Chief Accounting Officer, Controller and Chief Financial Officer for all WellPoint, Inc. subsidiaries. Previously, Ms. Phanstiel was a partner at the international services firm PricewaterhouseCoopers, LLP, formerly Coopers & Lybrand, LLP, where she specialized in insurance. Ms. Phanstiel’s life science experience includes having previously served on the board of directors and Chair of the audit committees at publicly traded companies, Inveresk Research Group, Inc. and Verastem Oncology (Nasdaq: VSTM). Ms. Phanstiel received her B.A. in accounting from Golden Gate University, is a Certified Public Accountant, and also holds a CERT certification in cybersecurity oversight from Carnegie Mellon. Ms. Phanstiel’s qualifications to serve on our board of directors include her significant experience in the healthcare industry, her extensive knowledge of financial accounting, internal control and public company reporting, and her experience serving on the board of directors of other publicly traded companies.
Erica Schwartz, M.D., J.D., M.P.H. has served on our board of directors since September 2021. Dr. Schwartz has served as President of Insurance Solutions at United Healthcare since October 2021. Previously, Dr. Schwartz served as the Deputy Surgeon General for the U.S. Department of Health and Human Services from March 2019 to April 2021, where she led the country’s public health deployment in response to the COVID-19 pandemic. Prior to her role as the Deputy Surgeon General, Dr. Schwartz spent 24 years in the uniformed service, during which time she was promoted through the ranks to Rear Admiral of the U.S. Coast Guard, where she served as the Chief Medical Officer and Director of Health, Safety, and Work Life from 2015 to 2019. Previously, Dr. Schwartz served as the U.S. Coast Guard’s Chief of Health Services from 2013 to 2015 and Preventive Medicine Chief from 2005 to 2013. Dr. Schwartz has served on the board of directors of Aveanna Healthcare Holdings Inc. (Nasdaq: AVAH), a provider of a broad range of pediatric and adult healthcare services, since May 2021. Dr. Schwartz is trained and board certified in Preventive Medicine. She received a Bachelor of Science degree in Biomedical Engineering from Brown University, a Medical Doctorate from Brown University School of Medicine, a Master of Public Health degree with a dual concentration in health services administration and occupational and environmental medicine from the Uniformed Services University of the Health Sciences, and a Juris Doctorate from the University of Maryland School of Law. Dr. Schwartz’s qualifications to serve on our board of directors include her extensive leadership experience in healthcare and her background in medicine, biomedical engineering and law.
There are no family relationships between or among any of our directors or executive officers.
Role of Board in Risk Oversight
The board of directors have extensive involvement in the oversight of risk management related to the Company and its business and accomplishes this oversight through the regular reporting to the board of directors by the audit committee. The audit committee periodically reviews the Company’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee reviews and discusses all significant areas of our business and summarizes for the board of directors areas of risk and the appropriate mitigating factors. In addition, the board of directors receives periodic detailed operating performance reviews from management.
2024 Proxy Statement	17

The Company’s Audit Committee oversees its cybersecurity controls. The Company uses, stores and processes data for and about our customers, employees, partners and suppliers. We have implemented a cybersecurity risk management program that is designed to identify, assess, and mitigate risks from cybersecurity threats to this data and our systems.
Controlled Company Exemption
Jonathan M. Rothberg, Ph.D. beneficially owns a majority of the voting power of all outstanding shares of the Company’s common stock. As a result, we are a “controlled company” within the meaning of the NYSE’s corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that its board of directors have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. As a result, we may utilize one or more of these exemptions, and you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. For example, our nominating and corporate governance committee is not currently composed entirely of independent directors.
If we cease to be a “controlled company” and our shares continue to be listed on the NYSE, we will be required to comply with these standards and, depending on the board’s independence determination with respect to its then-current directors, we may be required to add additional directors to our board in order to achieve such compliance within the applicable transition periods. If the Class B Conversion Amendment is approved, all of our shares of Class B common stock, which are currently held by Jonathan M. Rothberg, Ph.D., will automatically convert into shares of Class A common stock effective February 12, 2028. Therefore, we anticipate ceasing “controlled company” status on February 12, 2028.
Composition of the Board of Directors
Our business and affairs are managed under the direction of our board of directors. Our board of directors is declassified, and the directors are elected annually.
Independence of the Board of Directors
NYSE rules generally require that independent directors must comprise a majority of a listed company’s board of directors. As a controlled company, we are largely exempt from such requirements. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, we have determined that Larry Robbins, Dawn Carfora, Elazer Edelman, M.D., Ph.D., S. Louise Phanstiel and Erica Schwartz, M.D., J.D., M.P.H., representing six of the Company’s directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. In addition, we determined that Gianluca Pettiti, who served on the board of directors during fiscal year 2023, was also “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE.
Board Committees
The standing committees of the board of directors consist of an audit committee, a compensation committee, a nominating and corporate governance committee and a technology committee. The board of directors may from time to time establish other committees.
Our Chief Executive Officer and other executive officers regularly report to the non-executive directors and the audit, the compensation and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of the board of directors will provide appropriate risk oversight of our activities given the controlling interests held by Jonathan M. Rothberg, Ph.D.
Meeting Attendance. During the fiscal year ended December 31, 2023, there were eight meetings of our board of directors, and the various committees of the board of directors met a total of fourteen times. No director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board of directors on which such director served during the fiscal year ended December 31, 2023. The board of directors has adopted a policy under which each member of the board of directors makes every effort to but is not required to attend each annual meeting of our stockholders.
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Audit Committee
Our audit committee met six times during the fiscal year ended December 31, 2023. Since December 21, 2023, our audit committee has consisted of S. Louise Phanstiel, who serves as the Chairperson, Dawn Carfora and Larry Robbins. On December 21, 2023, Gianluca Pettiti resigned from his positions on our audit committee and our board of directors. Each member of the audit committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The board of directors has determined that Ms. Phanstiel qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NYSE.
The purpose of the audit committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, (4) the performance of our internal audit function (5) the performance of our independent registered public accounting firm, and (6) oversee the Company’s cybersecurity risk management program.
The board of directors has adopted a written charter for the audit committee, which is available on the Company’s website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Compensation Committee
Our compensation committee met four times during the fiscal year ended December 31, 2023. Since December 20, 2023, our compensation committee has consisted of Dawn Carfora, who serves as the Chairperson, S. Louise Phanstiel and Larry Robbins. On December 20, 2023, Gianluca Pettiti resigned from his positions on our compensation committee and our board of directors.
The purpose of the compensation committee is to assist the board of directors in discharging its responsibilities relating to (1) setting our compensation program and compensation of our executive officers and directors, (2) monitoring our incentive and equity-based compensation plans, (3) preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC, and (4) overseeing matters relating to human capital management, including diversity and inclusion and internal pay equity.
Each year, typically during the first calendar quarter, we evaluate each executive officer’s performance for the prior year. In connection with the annual review cycle, the Chief Executive Officer meets with our executive officers to discuss our accomplishments and the individual’s performance and contributions during the prior year. The Chief Executive Officer also evaluates company performance against corporate goals. This process leads to a recommendation by the Chief Executive Officer to the compensation committee with respect to each executive officer, other than himself, as to:
•	the achievement of corporate goals and individual performance;
•	the level of contributions made to the general management and leadership of the Company;
•	the appropriateness of salary increases;
•	the amount of bonuses to be paid, if any; and
•	whether or not stock option, restricted stock unit and/or other equity awards should be made.
These recommendations are reviewed and taken into account by the compensation committee, together with the compensation committee’s evaluation of the Chief Executive Officer’s performance and contributions. The compensation committee then approves the compensation of our executive officers other than our Chief Executive Officer and Chairperson of the board of directors and makes a recommendation regarding the compensation of our Chief Executive Officer and Chairperson of the board of directors to the full board of directors, which then approves the compensation of our Chief Executive Officer and Chairperson of the board of directors. Mr. DeVivo, our Chief Executive Officer and Chairperson of the board of directors, is not present when the board of directors discusses and makes decisions about his compensation. The compensation committee grants stock options, RSUs and/or other equity awards to our executive officers.
The compensation committee may engage compensation consultants to evaluate executive compensation, discuss general compensation trends, provide competitive market practice data, and assist in the design and implementation of certain elements of the executive compensation program.
FW Cook has served as our compensation committee’s independent compensation consultant since 2021. FW Cook reports directly to the compensation committee, and the compensation committee has the sole authority to hire, fire and direct the work of FW Cook. As part of its engagement, FW Cook was requested by the compensation committee to update our comparative peer group and perform an analysis of executive compensation as relates to base salary, target annual cash
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incentives and long-term equity incentives. FW Cook provided recommendations for public company executive compensation, based on its review of proxy statement data, survey data, current industry trends, existing employment arrangements, appropriate dilution and overhang and other factors specifically related to us, increases to the level of base salary of certain executive officers, setting target bonus opportunities for the annual performance-based cash incentive plan, and equity awards to certain executive officers. The board of directors and compensation committee considered these recommendations, along with the Company’s and the individual’s overall performance and the unique circumstances associated with any individual executive, in determining these compensation changes, which were made to ensure better alignment with market data and in consideration of internal pay equity.
Although our board of directors and compensation committee consider the advice and recommendations of FW Cook or any other independent compensation consultant that our compensation committee may engage as to our executive or director compensation, our board of directors and compensation committee ultimately make their own decisions about these matters.
FW Cook did not provide any services to us or our compensation committee other than as described above in connection with our executive and director compensation for 2023, although we may engage FW Cook or another consultant to provide services for us in connection with executive and director compensation in the future. The compensation committee has assessed the independence of FW Cook pursuant to SEC rules and concluded that the work of FW Cook for the compensation committee does not raise any conflict of interest.
The board of directors has adopted a written charter for the compensation committee, which is available on the Company’s website at https://ir.butterflynetwork.com/governance/corporate-governance/default.aspx.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee met two times during the fiscal year ended December 31, 2023. Our nominating and corporate governance committee is currently comprised of all independent directors and consists of Erica Schwartz, M.D., J.D., M.P.H., who serves as the Chairperson, Elazer Edelman and Larry Robbins. While we are a controlled company and are exempt from the requirement to have a nominating and corporate governance committee comprised solely of independent directors, we have implemented a committee comprised entirely of independent directors. During 2023, Jonathan Rothberg, Ph.D., served as Chairperson of the Nominating Governance Committee until December 2023, at which time he served as a member of the committee until his resignation in April 2024.
The purpose of the nominating and corporate governance committee is to assist the board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new board of directors members, consistent with criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of stockholders, (3) identifying board of directors members qualified to fill vacancies on any board of directors committee and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to the Company, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
Generally, our nominating and corporate governance committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating and corporate governance committee will evaluate a candidate’s qualifications in accordance with our Corporate Governance Guidelines. Threshold criteria include: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication and conflicts of interest. Our nominating and corporate governance committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating and corporate governance committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the nominating and corporate governance committee, care of our Corporate Secretary at our principal executive office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•	all information relating to such person that would be required to be disclosed in a proxy statement;
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•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.
The recommendation must also be accompanied by the following information concerning the proposed nominee:
•	certain biographical information concerning the proposed nominee;
•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•	certain information about any other security holder of the Company who supports the proposed nominee;
•	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
•	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our bylaws.
The board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on the Company’s website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Technology Committee
Our technology committee was formed in September 2021 and met two times during the fiscal year ended December 31, 2023. Our technology committee consists of Elazer Edelman, M.D., Ph.D., who serves as the Chairperson, Jonathan M. Rothberg, Ph.D., and Erica Schwartz, M.D., J.D., M.P.H. The purpose of the technology committee is to oversee science and technology matters of the Company.
The board of directors have adopted a written charter for the technology committee, which is available on the Company’s website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, meetings of non-management directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, and evaluation of our chief executive officer management succession planning. A copy of our corporate governance guidelines is posted on our website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Compensation Committee Interlocks and Insider Participation
Our compensation committee has three members: Dawn Carfora, who serves as the chairperson, S. Louise Phanstiel and Larry Robbins. In 2023, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our board of directors or compensation committee. There are no family relationships between or among the members of our board of directors or executive officers.
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Board Leadership Structure and Role on Risk Oversight
Our board of directors recognizes the time, effort and energy that the Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. In addition, Mr. Robbins currently serves as the lead independent director of the board. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure.
Our board of directors believes that this structure is enhanced by the independent leadership provided by our lead independent director. The lead independent director’s responsibilities include, but are not limited to, the following: (i) presides over all meetings of the board of directors at which the Chairman is not present, including executive sessions of the non-management directors; (ii) serves as a liaison between the Chairman and Chief Executive Officer, and non-management directors to increase efficiency and streamline communications and apprise non-management directors of matters discussed; (iii) in consultation with the Chairman and Chief Executive Officer, is responsible for the meeting agendas for the board of directors, and reviews the meeting schedules to assure that there is sufficient time for discussion of all agenda items; (iv) advises the Chief Executive Officer of the board of director’s informational needs following consultation with non-management directors, has the authority to approve the materials to be delivered to the directors in advance of regular meetings of the board of directors, and provides feedback regarding the quality, quantity, and timeliness of those materials; (v) has the authority to call meetings of the independent directors; (vi) communicates with the Chief Executive Officer about decisions reached, suggestions and views expressed by non-management directors in executive sessions or outside of meetings of the board of directors (except that the chairman of the compensation committee leads the discussion of the Chief Executive Officer’s performance and communicates the Board’s evaluation of that performance to the Chief Executive Officer); (vii) if requested by major stockholders, is available when appropriate, for consultation and direct communication in compliance with the Company’s policies and procedures; and (viii) performs such other duties as requested by independent directors.
Currently, our Chief Executive Officer is also our Chairman. Our board of directors believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the board of directors considered, among other matters, Mr. DeVivo’s management of our business on a day-to-day basis coupled with his direct involvement in our business operations, and believed that Mr. DeVivo is highly qualified to act as both Chairman and Chief Executive Officer due to his experience, knowledge, and personality. Among the benefits of a combined Chief Executive Officer/Chairman considered by the board of directors is that such structure promotes clearer leadership and direction for the Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Our board of directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily by our full board of directors, which has responsibility for general oversight of risks. As part of its oversight, our board of directors receives reports by each committee chair regarding the committee’s considerations and actions. In particular, the audit committee is responsible for discussing the adequacy of our risk management activities with management and our independent registered public accounting firm. The audit committee’s primary emphasis is financial risk, including our internal control over financial reporting, and it also oversees our management of exposure to certain financial risks through its periodic review of our investment policy and the allocation of our investment portfolio. In addition, the compensation committee is responsible for considering whether our compensation programs and practices are reasonably likely to have a material adverse effect on us.
At each of its meetings, the board of directors receives business updates from various members of management. These updates may identify matters that have emerged within that member of management’s scope of responsibility that involve operational, financial, legal or regulatory risks and, in these cases, the board of directors provides guidance to management. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.
Prohibition on Hedging and Pledging
Our Insider Trading Policy prohibits members of the board of directors, NEOs, and all other subject personnel from purchasing financial instruments designed to hedge the economic risk of owning our securities (or entering any transaction that has the same economic effect), and prohibits certain persons, including members of the board of directors and the NEOs, from pledging our securities.
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Code of Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer (“PEO”), principal financial officer and principal accounting officer. The text of the code of business conduct and ethics is posted on our website at https://ir.butterflynetwork.com/governance/corporate-governance/default.aspx and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, PEO and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the NYSE.
Stockholder Communications to the Board of Directors
Generally, stockholders and other constituents who have questions or concerns should contact our Investor Relations group at investors@butterflynetwork.com. However, any stockholders who wish to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to the Chairperson of the board of directors at Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803. Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the board of directors may be excluded, such as: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.
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EXECUTIVE AND DIRECTOR COMPENSATION
Our compensation committee is primarily responsible for establishing and reviewing our general compensation strategy. For additional information regarding our compensation committee, see the section above captioned “Compensation Committee.”
2023 Summary Compensation Table
The following table shows the total compensation awarded to, earned by, or paid to, during the fiscal years ended December 31, 2023 and 2022 for each of our NEOs.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Joseph DeVivo, Chief Executive Officer(4)	2023	588,942	1,101,712	9,117,333	—	630(5)	10,808,618
Jonathan M. Rothberg, Former Interim Chief Executive Officer(6)	2023	—	—	—	—	217,351(7)	217,351
	2022	—	—	—	—	217,498	217,498
Heather Getz Chief Financial Officer	2023	535,500	374,710(8)	2,390,400	—	7,510(9)	3,308,120
	2022	316,667	255,464	2,249,998	749,458	401,897	3,973,484
Andrei Stoica, Chief Technology Officer	2023	484,500	197,600	1,545,600	—	23,116(10)	2,250,816
	2022	475,000	199,500	1,714,139	—	319,131	2,707,770
(1)	The amounts in this column for 2023 reflect cash bonuses earned in 2023 and paid in 2024 as well as a $500,000 sign-on bonus paid to Mr. DeVivo when he commenced employment with us.
(2)
The amounts in this column reflect the aggregate grant date fair value of stock awards granted during 2023 and 2022, respectively, computed in accordance with Accounting Standards Codification, or ASC, Topic 718, Compensation-Stock Compensation, or Topic 718. Such grant date fair values do not take into account any estimated forfeitures. Details as to the assumptions used to calculate the fair value of the option awards are included in Note 11 “Equity Incentive Plan” to our consolidated audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The grant date fair value of each time-based RSU award is measured based on the closing price of our Class A common stock on the grant date. For performance-based RSU awards granted on April 24, 2023 and July 13, 2023 to Mr. DeVivo and Ms. Getz, respectively, the vesting conditions relating to each such awards are considered market conditions and not financial performance conditions. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for Mr. DeVivo and Ms. Getz that could be calculated and disclosed based on achievement of the underlying market condition. The grant date fair value of such performance-based awards with a market condition, measured utilizing a Monte Carlo simulation as of the date of grant, was $3,333,333 and $408,000 for each award, respectively. The amounts reported in this column do not necessarily correspond to the actual value recognized or that may be recognized by the NEOs.

(3)
The amounts in this column reflect the aggregate grant date fair value of the option awards granted during 2022, computed in accordance with Topic 718, using the Black-Scholes option-pricing model. Such grant date fair values do not take into account any estimated forfeitures. Details as to the assumptions used to calculate the fair value of the option awards are included in Note 11 “Equity Incentive Plan” to our consolidated audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the NEOs.

(4)	Mr. DeVivo commenced employment with us on April 24, 2023.
(5)	Amounts reported in this column represent $630 of cell phone reimbursements.
(6)
Dr. Rothberg served as our Interim Chief Executive Officer from December 31, 2022 to April 24, 2023 and received no additional compensation for this role. In connection with Mr. DeVivo’s appointment as our President and Chief Executive Officer, effective as of the April 24, 2023, Mr. Rothberg stepped down as Interim President and Chief Executive Officer as of that same date and continued to serve as a director of our Board. Dr. Rothberg received no additional compensation in connection with his role as Interim President and Chief Executive Officer. Following April 24, 2023, Dr. Rothberg continued to serve as a director of our Board.

(7)
Amounts reported in this column represent $67,352 of director fees and $149,999 relating to a RSU award granted to Dr. Rothberg in connection with his services as a director in 2023. Dr. Rothberg's fees are partially prorated as a result of his stepping down as Chairperson of the Nominating and Corporate Governance Committee in December 2023. The amount in this column relating to Dr. Rothberg’s RSU award reflects the aggregate grant date fair value of the stock award granted during 2023 computed in accordance with Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The amount reported with respect to Dr. Rothberg’s RSU award does not necessarily correspond to the actual value recognized or that may be recognized by him.

(8)
Excludes an amount of $21,290, which represents a prorated portion attributable to 2022 of an additional discretionary bonus paid to Ms. Getz in 2023 in connection with her services to the Office of the Chief Executive Officer.

(9)	Amounts reported in this column represent $910 of cell phone reimbursements and $6,600 of 401(k) plan employer match contributions.
(10)	Amounts reported in this column represent $910 of cell phone reimbursements, $15,606 of tax gross-ups and reimbursements, and $6,600 of 401(k) plan employer match contributions.
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Narrative to 2023 Summary Compensation Table
Elements of Compensation
Base Salary
Base salaries are a fixed amount paid to each executive for performing his or her normal duties and responsibilities. We determine the amount based on the executive’s overall performance, level of responsibility, and comparison to market data. Based on these criteria, our NEOs had the following annual base salaries for 2023:
Name	2023 Base Salary
Joseph DeVivo(1)	$875,000
Heather Getz	$600,000
Andrei Stoica, Ph.D.	$494,000
Jonathan M. Rothberg, Ph.D.(2)	—
(1)
Mr. DeVivo commenced employment with us on April 24, 2023. This amount reflects his annual base salary assuming employment for the full year. His actual base salary received was prorated according to his hire date.

(2)	Dr. Rothberg served as our Interim Chief Executive Officer effective December 31, 2022 to April 24, 2023 and received no additional compensation for this role.
In January 2023, the Company and compensation committee approved salary increases for each of Ms. Getz and Mr. Stoica for $498,750 and $494,000, respectively. In July 2023, the Company and compensation committee approved a salary increase to $600,000 for Ms. Getz in light of her expanded duties in her new role of Chief Financial & Operations Officer and Corporate Secretary.
Annual Bonus Plan
Our annual bonus plan for 2023 is a cash program that rewards employees for achieving critical business and financial goals that are key indicators of ongoing operational performance and support our ongoing business strategy. The compensation committee reviews our target annual bonus opportunities each year to ensure they are competitive. The target annual incentive opportunity as a percent of annual base salary for each of our NEOs in 2023 was as follows:
Name	2023 Target Bonus (% of Base Salary)	2023 Target Bonus ($)
Joseph DeVivo	125%	$1,093,750
Heather Getz	70%	$420,000
Andrei Stoica, Ph.D.	50%	$247,000
Jonathan M. Rothberg, Ph.D.(1)	—	—
(1)	Dr. Rothberg was not bonus eligible for 2022 or 2023 and did not receive any bonus for his services as Interim Chief Executive Officer.
In 2023, the compensation committee defined structured goals intended to guide the committee’s determination towards 2023 bonus awards for the Company’s executives. The compensation committee undertook a rigorous and holistic review of performance when determining final bonus payouts for the NEOs and exercised its discretion to reduce the overall payout to 80% in consideration of the Company’s achievement towards key goals in 2023. The goals included the Company’s 2023 revenue achievement compared to internal targets, the Company’s adjusted EBIDTA, and execution against various operational goals, such as the submission of the Butterfly iQ3 to the FDA. In addition, the committee’s determination factored in a desire to retain the current management team amid a volatile business and macroeconomic environment and an intention to reward management’s significant efforts in 2023.
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Based on the review process outlined above, the compensation committee determined to award Mr. DeVivo 80% of his annual target bonus and the remaining NEOs 80% of their annual target bonuses The annual bonus was prorated for Mr. DeVivo, as his employment commenced on April 24, 2023.
Name	Target Bonus Opportunity	Annual Cash Incentive Earned	% of Target
Joseph DeVivo	125%	$601,712	80%
Heather Getz	70%	$336,000	80%
Andrei Stoica, Ph.D.	50%	$197,600	80%
Jonathan M. Rothberg, Ph.D.(1)	—	—	—
(1)	Dr. Rothberg served as our Interim Chief Executive Officer from December 31, 2022 to April 24, 2023 and received no additional compensation for this role.
Other Bonuses
In addition to his 2023 annual bonus, and pursuant to the DeVivo Employment Agreement (as defined below), Mr. DeVivo received a one-time sign-on bonus in the amount of $500,000, which is recoverable in full by the Company in the event that Mr. DeVivo resigns without good reason (as defined in his employment agreement) or the Company terminates Mr. DeVivo’s employment for cause (each, as defined the DeVivo Employment Agreement) within 12 months following the commencement of his employment (the “DeVivo Sign-On Bonus”).
Equity Incentive Program
Our 2023 LTI program consisted of RSUs and PSUs:
Award Type	Description / Objective
RSUs	• Vest over a two to three-year period from the grant date
• Realized value linked to share price while maintaining retentive glue during times of volatility
Performance Stock Units	• Awarded to certain executives to further incentivize performance
Employment Agreements and Severance Benefits
We have entered into employment agreements or offer letters with each of our executive officers, including our NEOs, which set forth their basic terms of at-will employment and establish the individual’s base salary, eligibility to participate in the annual bonus plan and receive equity awards, and eligibility to participate in standard employee benefits. Furthermore, some of these agreements or offer letters also provide for certain benefits under qualifying terminations. Each of these agreements are described below.
Joseph DeVivo
We entered into an employment agreement with Mr. DeVivo, as our President and Chief Executive Officer, to begin employment on April 24, 2023, which was subsequently amended effective June 5, 2023 (such agreement, as amended, the “DeVivo Employment Agreement”). Pursuant to the DeVivo Employment Agreement, Mr. DeVivo’s initial annual base salary is $875,000, and he is eligible to receive an annual discretionary bonus with a target of 125% of his base salary. In connection with his commencement of employment, Mr. DeVivo received the DeVivo Sign-On Bonus, as described above under the heading captioned “Other Bonuses.” Pursuant to the DeVivo Employment Agreement, Mr. DeVivo was granted (i) 2,400,000 restricted stock units (or “RSUs”) (the “DeVivo RSUs”), with one-third of such RSUs vesting on the grant date and the remainder of such RSUs vesting on a pro rata annual basis over the next two years and (ii) 1.6 million RSUs (the “DeVivo Performance RSUs” and collectively with the DeVivo RSUs, the “Initial Equity Grants”), with the DeVivo Performance RSUs to vest as follows: (i) one-third shall vest upon the achievement of a price for the Class A common stock equal to or exceeding $3.00 per share, (ii) one-third shall vest upon the achievement of a price for the Company’s Class A common stock equal to or exceeding $4.50 per share and (iii) one-third shall vest upon the achievement of a price for the Company’s Class A common stock equal
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to or exceeding $6.00 per share. In each case, the closing stock price for 20 consecutive trading days must equal or exceed the share price targets, and provided such share price is achieved prior to the fifth (5th) anniversary following the grant date of such DeVivo Performance RSU. Mr. DeVivo must continue to have a service relationship with the Company on the applicable vesting dates to vest in any shares in the Initial Equity Grants.
If Mr. DeVivo’s employment is terminated by the Company without cause or by Mr. DeVivo for good reason outside of the change of control period (as defined in the DeVivo Employment Agreement), subject to Mr. DeVivo’s execution of and nonrevocation of a separation agreement, Mr. DeVivo will be entitled to receive: (i) a cash payment in an amount equal to one times the sum of (A) Mr. DeVivo’s then current base salary, plus (B) Mr. DeVivo’s target bonus for the then current year, plus (C) $100,000, to be paid in substantially equal installments for 12 months following such termination, (ii) subject to Mr. DeVivo’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Mr. DeVivo had he remained employed with us for up 12 months following such termination, and (iii) partial acceleration of vesting of any unvested time-based equity awards equal to the portion of the award that would have vested had Mr. DeVivo remained employed by the Company for the 12-month period following such termination. If Mr. DeVivo’s employment is terminated by the Company without cause or by Mr. DeVivo for good reason during the change of control period, subject to Mr. DeVivo’s execution of and nonrevocation of a separation agreement, Mr. DeVivo will be entitled to receive: (i) a cash payment in an amount equal to two times the sum of (A) Mr. DeVivo’s then current base salary plus (B) Mr. DeVivo’s target bonus for the then current year plus (C) $100,000, to be paid in substantially equal installments for 24 months following such termination, (ii) subject to Mr. DeVivo’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Mr. DeVivo had he remained employed with us for up 18 months following such termination, and (iii) full acceleration of vesting of any unvested equity awards (other than performance-based awards, which will vest pursuant to the terms of the applicable award agreement).
The DeVivo Employment Agreement also requires Mr. DeVivo to enter into a non-competition, confidentiality and intellectual property agreement with the Company.
In addition, DeVivo Employment Agreement includes a modified 280G cutback, which provides that to the extent Aggregate Payments (as defined in the DeVivo Employment Agreement) would be subject to the excise tax imposed under Section 4999 of the Code, then the Aggregate Payments shall be reduced (but not below zero) so that the maximum amount of Aggregate Payments (after reduction) shall be one dollar less than the amount which would cause the Aggregate Payments to be subject to the excise tax imposed by Section 4999 of the Code, but only if such reduced amount would result in the participant receiving a net after tax amount that exceeds the net after tax amount the participant would receive if the Aggregate
Heather Getz
We entered into an offer letter with Ms. Getz, as our Executive Vice President and Chief Financial Officer, to begin employment on May 2, 2022. Pursuant to the terms of her offer letter, Ms. Getz’s initial annual base salary is $475,000, which increased to $498,750 as of March 2, 2023, and increased to $600,000 on July 11, 2023 in light Ms. Getz’s expanded role of Executive Vice President, Chief Financial & Operations Officer, and Corporate Secretary. Ms. Getz receives an annual discretionary bonus with a target of 70% of her base salary and is eligible to participate in our long-term incentive program. In connection with her hiring, Ms. Getz received a one-time signing bonus equal to $50,000, which was subject to repayment if Ms. Getz voluntarily terminated her employment prior to the first anniversary of her employment. Ms. Getz’s offer letter also provided for an initial grant of stock options and RSUs, subject to approval from our board of directors, as well as eligibility to participate in our long-term incentive program. Ms. Getz received a lump-sum payment for reimbursement of relocation expenses. Ms. Getz is also eligible for our Executive Severance Program.
Andrei Stoica
We entered into an offer letter with Dr. Stoica, as our Chief Technology Officer and Senior Vice President, on June 3, 2021 to begin employment in July 2021. Pursuant to the terms of his offer letter, Dr. Stoica’s initial annual base salary is $440,000. Beginning March 1, 2022, Dr. Stoica’s annual base salary was $475,000 and beginning March 2, 2023, Dr. Stoica’s annual base salary was increased to $494,000. Dr. Stoica receives an annual discretionary bonus with a target of 50% of his base salary. Dr. Stoica is eligible to participate in our long-term incentive program. Dr. Stoica is also eligible for our Executive Severance Program.
Jonathan M. Rothberg, Ph.D.
Dr. Rothberg served as our Interim Chief Executive Officer from December 31, 2022 to April 24, 2023. Dr. Rothberg received no additional compensation for his role as our Interim President and Chief Executive Officer. Following April 24, 2023, Dr. Rothberg continued to serve as a director of our Board.
2024 Proxy Statement	27

Executive Severance Plan
Our Executive Severance Plan ensures alignment with market data and the benefits offered by the companies in our peer group, and helps to attract, retain and motivate superior executive talent. The Executive Severance Plan provides for continued payment of base salary times a multiplier determined based on the NEO’s title or role with us if he or she is terminated by us without cause or resigns for good reason. In addition, all outstanding unvested equity awards held by an NEO who is a participant in the Executive Severance Plan will become fully vested upon termination without cause or for good reason within 12 months following a change of control. We have not provided any excise tax gross-ups to any of our NEOs in the event of a change of control.
In addition, as a condition of their employment, each of our NEOs has entered into a confidentiality agreement obligating the officer to refrain from disclosing any of our proprietary information received during the course of employment.
Outstanding Equity Awards at 2023 Fiscal Year-End
The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2023, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Joseph DeVivo, Chief Executive Officer	4/24/2023(3)	—	—	—	—	1,600,000	1,728,000	—	—
	4/24/2023(4)	—	—	—	—	—	—	1,600,000	1,728,000
Jonathan M. Rothberg, Former Interim Chief Executive Officer	2/16/2021(5)	—	—	—	—	4,387	4,738	—	—
	7/1/2021	21,645	—	14.25	6/30/2031	—	—	—	—
	6/20/2023(6)	—	—	—	—	65,789	71,052	—	—
Heather Getz, Chief Financial Officer	5/2/2022(7)	124,653	190,262	3.58	5/1/2032	—	—	—	—
	5/2/2022(8)	—	—	—	—	471,368	509,077	—	—
	3/1/2023(9)	—	—	—	—	142,500	153,900	—	—
	3/1/2023(10)	—	—	—	—	600,000	648,000	—	—
	7/13/2023(11)	—	—	—	—	—	—	200,000	216,000
Andrei Stoica, Chief Technology Officer	7/19/2021(12)	68,496	53,275	10.68	7/18/2031	—	—	—	—
	7/19/2021(13)	—	—	—	—	27,037	29,200	—	—
	3/4/2022(14)	—	—	—	—	129,310	139,655	—	—
	3/22/2022(15)	—	—	—	—	37,357	40,346	—	—
	3/1/2023(16)	—	—	—	—	95,000	102,600	—	—
	3/1/2023(17)	—	—	—	—	500,000	540,000	—	—
(1)
All option awards generally have a ten-year term from the grant date. Pursuant to our current equity plan, upon separation from the Company, unexercised options expire 3 months after the departure date.

(2)	The market value of the stock awards is based on the closing price of our Class A common stock of $1.08 per share on December 31, 2023.
(3)
The shares underlying this RSU vested as to 33% of the award on April 24, 2023, with the remainder of the award vesting in 2 equal annual installments thereafter, subject to Mr. DeVivo’s continued service through the applicable vesting dates.

(4)
The RSU awards reported in this column vest based on market conditions and a service condition. 33% shall vest upon the achievement of a price for the Class A common stock equal to or exceeding $3.00 per share, 33% shall vest upon the achievement of a price for the Company’s Class A common stock equal to or exceeding $4.50 per share, and 33% shall vest upon the achievement of a price for the Company’s Class A common stock equal to or

2024 Proxy Statement	28

exceeding $6.00 per share. In each case, the closing stock price for 20 consecutive trading days must equal or exceed the share price targets, and provided such share price is achieved prior to the fifth anniversary following the grant date. Mr. DeVivo must continue to have a service relationship with the Company on the applicable vesting dates to vest in any portion of this RSU award.
(5)
The shares underlying this RSU vested as to 33% of the award on February 16, 2022, with the remainder of the award vesting in 2 equal annual installments thereafter, subject to Dr. Rothberg’s continued service through the applicable vesting dates.

(6)
The shares underlying this RSU vest as to 100% of the award on the date of the 2024 annual meeting of Company’s stockholders, subject to Dr. Rothberg’s continued service through the applicable vesting date.

(7)
The shares underlying this option vestvested as to 25% of the award on May 2, 2023, with the remainder of the award vesting in 36 equal monthly installments thereafter, subject to Ms. Getz’s continued service through the applicable vesting dates.

(8)
The shares underlying this RSU vested as to 25% of the award on May 2, 2023, with the remainder of the award vesting in 3 equal annual installments thereafter, subject to Ms. Getz’s continued service through the applicable vesting dates.

(9)
The shares underlying this RSU vested as to 50% of the award on July 1, 2023, with the remainder of the award vesting on January 1, 2024, subject to Ms. Getz’s continued service through the applicable vesting dates.

(10)
The shares underlying this RSU vest as to 33% of the award on March 1, 2024, with the remainder of the award vesting in 2 equal annual installments thereafter, subject to Ms. Getz’s continued service through the applicable vesting dates.

(11)
This award vests based on market conditions and a service condition. 33% shall vest upon the achievement of a price for the Class A common stock equal to or exceeding $3.00 per share, 33% shall vest upon the achievement of a price for the Company’s Class A common stock equal to or exceeding $4.50 per share, and 33% shall vest upon the achievement of a price for the Company’s Class A common stock equal to or exceeding $6.00 per share. In each case, the closing stock price for 20 consecutive trading days must equal or exceed the share price targets, and provided such share price is achieved prior to the fifth anniversary following the grant date. Ms. Getz must continue to have a service relationship with the Company on the applicable vesting dates to vest in any portion of her RSU award.

(12)
The shares underlying this option vested as to 25% of the award on September 30, 2022, with the remainder of the award vesting in 36 equal monthly installments thereafter, subject to Mr. Stoica’s continued service through the applicable vesting dates.

(13)
The shares underlying this RSU vested as to 25% of the award on September 30, 2022, with the remainder of the award vesting in 12 equal quarterly installments thereafter, subject to Mr. Stoica’s continued service through the applicable vesting dates.

(14)
The shares underlying this RSU vested as to 33% of the award on March 4, 2023, with the remainder of the award vesting in 8 equal quarterly installments thereafter, subject to Mr. Stoica’s continued service through the applicable vesting dates.

(15)
The shares underlying this RSU vested as to 33% of the award on March 22, 2023, with the remainder of the award vesting in 8 equal quarterly installments thereafter, subject to Mr. Stoica’s continued service through the applicable vesting dates.

(16)
The shares underlying this RSU vested as to 50% of the award on July 1, 2023, with the remainder of the award vesting on January 1, 2024, subject to Mr. Stoica’s continued service through the applicable vesting dates.

(17)
The shares underlying this RSU vested as to 33% of the award on March 1, 2024, with the remainder of the award vesting in 2 equal annual installments thereafter, subject to Mr. Stoica’s continued service through the applicable vesting dates.

Additional Narrative Disclosure
401(k) Plan
We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our NEOs, with an opportunity to save for retirement on a tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The retirement plan is intended to qualify under Section 401(a) of the Code. We match 100% percent of employee contributions, up to 2% percent of each employee’s compensation (as defined in the plan).
Health and Welfare Benefits
All of our full-time employees, including our executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us.
Other Benefits
Our NEOs (and some other employees) are also entitled to additional benefits, including reimbursement of certain housing and commuting expenses, including reimbursement relocation expenses.
Nonqualified Deferred Compensation
We do not have any nonqualified defined contribution plans or other deferred compensation plans.
2024 Proxy Statement	29

Severance Plan
On May 3, 2021, the compensation committee of the board of directors adopted the Butterfly Network, Inc. Executive Severance Plan, as amended on November 10, 2021 (the “Severance Plan”). Eligible participants in the Severance Plan include our executive officers (other than our Chief Executive Officer and our Chief Strategy and Chief Business Development Officer) and executive officers reporting directly to our Chief Executive Officer having the title of senior vice president or executive vice president.
Under the Severance Plan, if we terminate a participant’s employment without cause (as defined in the Severance Plan) or a participant resigns for good reason (as defined in the Severance Plan) at any time other than during the 12 month period following a change in control (as such term is defined in the Severance Plan) (the “Change in Control Period”), then the participant is eligible to receive the following benefits:
•
Severance payable in the form of salary continuation. The severance amount is equal to participant’s then-current base salary times a multiplier determined based on the participant’s title or role with us. The multiplier for Ms. Getz (executive vice president) is 1.0 and for Dr. Stoica (senior vice president) is .75.

•	We will pay for company contribution for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, during the severance period.
Under the Severance Plan, if we terminate a participant’s employment without cause or participant resigns for good reason, during the Change in Control Period, then the participant is eligible to receive the following benefits:
•
Severance payable in a single lump sum. The severance amount is equal to participant’s then-current base salary and then-current target annual bonus opportunity, times a change in control multiplier determined based on the participant’s title or role with us. The multiplier for Ms. Getz and Dr. Stoica is 1.0.

•	We will pay for company contribution for continuation coverage under COBRA during the severance period.
•
Any outstanding unvested equity awards held by the participant under our then-current outstanding equity incentive plan(s) will become fully vested on the date the termination of such participant’s employment becomes effective.

A participant’s rights to any severance benefits under the Severance Plan are conditioned upon the participant executing and not revoking a valid separation and general release of claims agreement in a form provided by us.
The Severance Plan also includes a modified 280G cutback, which provides that to the extent Total Payments (as defined in the Severance Plan) would be subject to the excise tax imposed under Section 4999 of the Code, then the Total Payments shall be reduced (but not below zero) so that the maximum amount of Total Payments (after reduction) shall be one dollar less than the amount which would cause the Total Payments to be subject to the excise tax imposed by Section 4999 of the Code, but only if such reduced amount would result in the participant receiving a net after tax amount that exceeds the net after tax amount the participant would receive if the Total Payments were not reduced and were instead subject to the excise tax imposed by Section 4999 of the Code.
The term “change in control” under the Severance Plan means:
(i)
any person or group of persons (other than us or our affiliates) becomes the owner, directly or indirectly, of our securities representing more than 50% of the combined voting power of our then outstanding voting securities (the “Outstanding Company Voting Securities”) (but excluding any bona fide financing event in which securities are acquired directly from us); or

(ii)
the consummation of a merger or consolidation of us with any other corporation, other than a merger or consolidation (i) that results in the Outstanding Company Voting Securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the Outstanding Company Voting Securities (or such surviving entity or, if we or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, or (ii) immediately following which the individuals who comprise the board of directors immediately prior thereto constitute at least a majority of the board of directors of the entity surviving such merger or consolidation or, if we or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(iii)
the sale or disposition by us of all or substantially all of our assets, other than (i) a sale or disposition by us of all or substantially all of our assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned directly or indirectly by our stockholders following the completion of such transaction in substantially the same proportions as their ownership of us immediately prior to such sale or (ii) a sale or disposition of all or substantially all of our assets immediately following which the individuals who comprise the board of directors immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof;

2024 Proxy Statement	30

(iv)
provided that with respect to Sections (i), (ii) and (iii) above, a transaction or series of integrated transactions will not be deemed a Change in Control (A) unless the transaction qualifies as a change in control within the meaning of Section 409A of the Code, or (B) if following the conclusion of the transaction or series of integrated transactions, the holders of our Class B Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate voting power in an entity which owns all or substantially all of our assets immediately following such transaction or series of transactions.

2024 Proxy Statement	31

Policy for Recoupment of Incentive Compensation (Clawback Policy)
Effective October 2, 2023, we adopted a policy for the recoupment of incentive compensation (the “Clawback Policy”) in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable New York Stock Exchange listing standards (the “final clawback rules”), which covers our current and former executive officers, including all of our NEOs. Under the Clawback Policy, in the event that we are required to prepare a restatement of our previously issued financial statements due to our material noncompliance with any financial reporting requirement under securities laws, we are required to recover (subject to certain limited exceptions described in the Clawback Policy and permitted under the final clawback rules) any cash or equity incentive-based compensation received by any current or former executive officer after the effective date of the Clawback Policy and in the three years prior to the date we are required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.
2024 Proxy Statement	32

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our PEO and the other NEOs (as calculated in accordance with Item 402(v) of Regulation S-K) and certain financial performance measures.
The following table shows the total compensation for our NEOs for the past three fiscal years as set forth in the Summary Compensation Table, the compensation actually paid (“CAP”) to our first PEO (Joseph DeVivo, Chief Execuitve Officer from 4/24/2023 to the present), our second PEO (Jonathan Rothberg, Interim Chief Executive Officer from 12/31/2022 to 4/24/2023), third PEO (Todd Fruchterman, Chief Executive Officer from 2/1/2021 to 12/30/2022), fourth PEO (Laurent Faracci, Chief Executive Officer until 1/23/2021), and, on an average basis, our other NEOs (in each case, as determined under SEC rules), our total shareholder return (“TSR”) and our net income.
Fiscal Year (a)(1)	SCT For PEO1 (b)(2)	CAP For PEO1 (c)(3)	SCT For PEO2 (b)(2)	CAP For PEO2 (c)(3)	SCT For PEO3 (b)(2)	CAP For PEO3 (c)(3)	SCT For PEO4 (b)(2)	CAP For PEO4 (c)(3)	Average SCT for Other NEOs (d)(4)	Average CAP For Other NEOs (e)(3)	TSR (f)(5)	Net Income ($M) (h)(6)
2023	$10,808,618	$6,531,285	$217,351	$127,089	—	—	—	—	$2,779,468	$1,254,662	$4.80	($133.7)
2022	—	—	$217,498	($1,412,374)	$6,640,611	($2,988,104)	—	—	$3,340,627	$2,187,065	$10.93	($168.7)
2021	—	—	—	—	$34,816,164	$17,275,459	$3,541,800	($17,942,453)	$2,875,233	$2,441,247	$29.73	($32.4)
(1)
For 2023, Mr. DeVivo (“PEO1”) and Dr. Rothberg (“PEO2”) each served as our PEO during part of the year, and Ms. Getz and Mr. Stoica as our Other Non-PEO NEOs. For 2022, Dr. Rothberg and Dr. Fruchterman (“PEO3”) each served as our PEO during part of the year, and Ms. Getz and Mr. Stoica as our Other Non-PEO NEOs. For 2021, Dr. Fruchterman and Mr. Faracci (“PEO4”) each served as our PEO during part of the year, and Ms. Fielding, Ms. Pugh, Mr. Shahida, and Mr. Stoica served as our Other Non-PEO NEOs.

(2)	The dollar amounts reported in column (b) are the amounts of total compensation reported for our PEOs for each corresponding year in the “Total” column of the Summary Compensation Table.
(3)
The dollar amounts reported in columns (c) and (e) represent the amount of CAP as computed in accordance with SEC rules. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. We do not have a defined benefit plan so no adjustment for pension benefits is included in the table below. Similarly, no adjustment is made for dividends as dividends are factored into the fair value of the award. The following table details these adjustments:

Fiscal Year		SCT (a)	Grant Date Value of New Awards (b)	Year End Value of New Awards (i)	Change in Value of Prior Awards (ii)	Change in Value of Prior Awards Vested (iii)	Value of New Awards Vested (iv)	Change in Value of Canceled Awards (v)	TOTAL Equity CAP (c)=(i)+(ii) +(iii)+ (iv)+(v)	CAP (d) =(a)- (b)+(c)
2023	PEO1	$10,808,618	$9,117,333	$2,912,000	—	—	$1,928,000	—	$4,840,000	$6,531,285
	PEO2	$217,351	$149,999	$71,052	($6,054)	($5,262)	—	—	$59,737	$127,089
	PEO3	—	—	—	—	—	—	—	—	—
	PEO4	—	—	—	—	—	—	—	—	—
	Non-PEO NEOs	$2,779,468	$1,968,000	$797,917	($523,556)	($104,291)	$273,125	—	$443,194	$1,254,662
2022	PEO1	—	—	—	—	—	—	—	—	—
	PEO2	$217,498	($149,998)	$118,648	($37,106)	($1,561,416)	—	—	($1,479,874)	($1,412,374)
	PEO3	$6,640,611	($3,645,155)	—	—	($4,873,998)	—	($1,109,562)	($5,983,560)	($2,988,104)
	PEO4	—	—	—	—	—	—	—	—	—
	Non-PEO NEOs	$3,340,627	($2,356,798)	$1,446,322	($189,039)	($54,046)	—	—	$1,203,236	$2,187,065
2021	PEO1	—	—	—	—	—	—	—	—	—
	PEO2	—	—	—	—	—	—	—	—	—
	PEO3	$34,816,164	($29,611,907)	$12,071,202	—	—	—	—	$12,071,202	$17,275,459
	PEO4	$3,541,800	—	—	—	$6,021,275	—	($27,505,528)	($21,484,253)	($17,942,453)
	Non-PEO NEOs	$2,875,233	($1,762,952)	$692,140	$145,508	$491,318	—	—	$1,328,966	$2,441,247
(a)	The dollar amounts reported in the Summary Compensation Table for the applicable year.
(b)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
2024 Proxy Statement	33

(c)	The recalculated value of equity awards for each applicable year includes the addition (or subtraction, as applicable) of the following:
(i)	the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;
(ii)
the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(iii)	for awards granted in prior years that vest in the applicable year, the change in the fair value as of the vesting date from the beginning of the applicable year.
(iv)	for awards granted in the applicable year that vest in the applicable year, the fair value as of the vesting date.
(v)	for awards that are cancelled in the applicable year, the fair value of awards from the beginning of the applicable year.
The valuation assumptions and processes used to recalculate fair values did not materially differ from those disclosed at the time of grant.
(4)
The dollar amounts reported in column (d) are the average amounts of total compensation reported for the other Non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table.

(5)	TSR determined in column (f) is based on the value of an initial fixed investment of $100 as of IPO on February 16, 2021.
(6)
The amounts in this column reflect net income as reported in the company’s Consolidated Statements of Operations and Comprehensive Loss in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

2024 Proxy Statement	34

Relationship Between CAP and Performance Measures
The following graphs illustrate the alignment between compensation actually paid to the NEOs and the Company’s performance, consistent with our compensation philosophy. Specifically, a large portion of the NEOs’ compensation is reliant on TSR and as such the PEO and Other Non-PEO NEOs’ CAP each year was aligned with our TSR performance and increased when our TSR performance increased but declined when our TSR performance declined. Each of the charts below show the relationship of CAP to (i) the Company’s TSR; and (ii) the Company’s net income, as applicable.

BFLY CAP vs. TSR
$20
$15
$10
$5
$0
($5)
($10)
($15)
($20)
Compensation Actually Paid ($M)
$35
$30
$25
$20
$15
$10
$5
$0
TSR (Based on $100 Initial Invetment on IPO)
$17.28
$2.44
($17.94)
($1.41)
($2.99)
$2.19
$6.53
$0.13
$1.25
FY 2021
FY 2022
FY 2023
PEO DeVivo CAP ($M)
PEO Rothberg CAP ($M)
PEO Fructherman CAP ($M)
PEO Faracci CAP ($M)
Average Non-PEO NEO CAP ($M)
BFLY TSR

BFLY CAP vs. Net Income
Compensation Actually Paid ($M)
Net Income ($M)
$20
$15
$10
$5
$0
-$5
-$10
-$15
-$20
$0
($20)
($40)
($60)
($80)
($100)
($120)
($140)
($160)
($180)
$17.28
$2.44
($17.94)
($1.41)
($2.99)
$2.19
$6.53
$0.13
$1.25
2021
2022
2023
PEO DeVivo CAP ($M)
PEO Rothberg CAP ($M)
PEO Fructherman CAP ($M)
PEO Faracci CAP ($M)
Average Non-PEO NEO CAP ($M)
Net Income ($M)

2024 Proxy Statement	35

Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2023 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors other than Mr. DeVivo, our President and Chief Executive Officer, and Dr. Rothberg, who served as our former Interim President and Chief Executive officer beginning December 31, 2023 and ending April 24, 2023 and did not receive any additional compensation for such services, but rather received compensation in connection with his service to the board of directors. Nonetheless, the compensation received by Dr. Rothberg in connection with his service to the board of directors is set forth in the section of this Proxy Statement captioned “Executive Compensation - 2023 Summary Compensation Table.”
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Dawn Carfora	58,017(3)	149,999	—	—	208,016
Elazer Edelman, M.D., Ph.D.	65,000	149,999	—	—	214,999
John Hammergren	4,452(4)	—	—	—	4,452
Gianluca Pettiti	72,782(5)	149,999	—	—	222,781
S. Louise Phanstiel	77,500	149,999	—	—	227,499
Larry Robbins	71,855(6)	149,999	—	—	221,854
Erica Schwartz, M.D., J.D., M.P.H.	62,648(7)	149,999	—	—	212,647
(1)
These amounts represent the aggregate grant date fair value of stock awards granted to each director in 2023 computed in accordance with Topic 718. Such grant date fair values do not take into account any estimated forfeitures. Details as to the assumptions used to calculate the fair value of the stock awards are included in Note 11 “Equity Incentive Plan” to our consolidated audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the directors.

(2)
The following table shows outstanding and unexercised options and unvested RSUs for each non-employee director as of December 31, 2023, other than for Dr. Rothberg, whose outstanding equity is reported in the Outstanding Equity Awards at 2023 Fiscal Year-End.

Name	Total Options Outstanding	Vested Options	Unvested RSUs
Dawn Carfora	21,645	21,645	70,176
Elazer Edelman, M.D., Ph.D.	21,645	21,645	70,823
John Hammergren	—	—	—
Gianluca Pettiti	21,645	21,645	—
S. Louise Phanstiel	21,645	21,645	70,176
Larry Robbins	21,645	21,645	70,176
Erica Schwartz, M.D., J.D., M.P.H.	—	—	73,757
(3)	Ms. Carfora’s fees are partially prorated as a result of her addition to the Audit Committee and appointment as Chairperson of the Compensation Committee in December 2023.
(4)	Mr. Hammergren’s fees are partially prorated as a result of his resignation from the board of directors in January 2023.
(5)	Mr Pettit's fees are partially prorated as a result of his resignation from the board of directors in December 2023.
(6)	Mr. Robbin’s fees are partially prorated as a result of his addition to the Audit Committee in January 2023.
(7)	Ms. Schwartz’s fees are partially prorated as a result of her appointment as Chairperson of the Nominating and Corporate Governance Committee in December 2023.
The following table shows the grant date fair value calculated in accordance with FASB ASC Topic 718 for equity awards granted to each non-employee director during the fiscal year ended December 31, 2023.
2024 Proxy Statement	36

Name	RSUs Granted (#)	Options Granted (#)	Grant Date	Grant Date Fair Value ($)
Dawn Carfora	65,789	—	6/20/2023	149,999
Elazer Edelman, M.D., Ph.D.	65,789	—	6/20/2023	149,999
John Hammergren	—	—	—	—
Gianluca Pettiti	65,789	—	6/20/2023	149,999
S. Louise Phanstiel	65,789	—	6/20/2023	149,999
Larry Robbins	65,789	—	6/20/2023	149,999
Erica Schwartz, M.D., J.D., M.P.H.	65,789	—	6/20/2023	149,999
Director Compensation Policy
Pursuant to our non-employee director compensation policy, the annual retainer for non-employee directors is $50,000. Annual retainers for committee membership are as follows:
Position	Retainer
Audit committee chairperson	$20,000
Audit committee member	$10,000
Compensation committee chairperson	$15,000
Compensation committee member	$7,500
Nominating and corporate governance committee chairperson	$10,000
Nominating and corporate governance committee member	$5,000
Technology committee chairperson	$15,000
Technology committee member	$7,500
These fees are payable in arrears in quarterly installments as soon as practicable following the last business day of each fiscal quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on our board of directors, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the board of directors and any committee of the board on which they serve and in connection with other business related to the board of directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with our travel and other expense policies, as may be in effect from time to time.
In addition, we grant to new non-employee directors upon their initial election to our board of directors a number of RSUs, (each RSU relating to one share of our Class A common stock), having an aggregate fair market value equal to $300,000, determined by dividing (A) $300,000 by (B) the closing price of our Class A common stock on the NYSE on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the board of directors. Each of these grants shall vest in equal annual installments over three years from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.
Further, in connection with each of our annual meetings of stockholders, each non-employee director automatically receives an option to purchase shares of our Class A common stock or RSUs having an aggregate grant date fair value of $150,000, valued according to Topic 718 (rounded down to the nearest whole share), each year on the first business day after our annual meeting of stockholders (or the first business day of the third fiscal quarter of such year if there has been no annual meeting of stockholders held by such date). Options have a term of 10 years from the grant date of the award. The award vests at the end of the period beginning on the date of each regular annual meeting of stockholders (or the first business day of the third fiscal quarter, as applicable) and ending on the date of the next regular annual meeting of stockholders, subject to the non-employee director’s continued service as a director through the applicable vesting dates.
2024 Proxy Statement	37

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2023.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	23,009,170(2)	$6.17(3)	27,248,959(4)
Equity compensation plans not approved by security holders(5)	—	—	—
Total	23,009,170	$6.17	27,248,959(6)
(1)	These plans consist of our 2012 Employee, Director and Consultant Equity Incentive Plan, or 2012 Plan, and our Amended and Restated 2020 Equity Incentive Plan, as amended, or 2020 Plan.
(2)
Consists of (i) 5,205,281 shares to be issued upon exercise of outstanding options and RSUs under the 2012 Plan and (ii) 17,803,889 shares to be issued upon exercise of outstanding options and RSUs under the 2020 Plan.

(3)	Consists of the weighted-average exercise price of the 7,439,187 stock options outstanding on December 31, 2023 and does not include RSUs, which do not have an exercise price.
(4)
Consists of shares that remained available for future issuance under the 2020 Plan as of December 31, 2023. No shares remained available for future issuance under the 2012 Plan as of December 31, 2023.

(5)	We do not have any compensation plans that were not approved by shareholders nor have we granted any inducement awards.
(6)
The 2020 Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2020 Plan to be added on the first day of each fiscal year, beginning in fiscal year 2021 and ending on the second day of fiscal year 2030. The evergreen provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 4% of the number of outstanding shares of common stock on such date and (ii) an amount determined by the plan administrator.

2024 Proxy Statement	38

REPORT OF AUDIT COMMITTEE
The audit committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of the NYSE, has furnished the following report:
The audit committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at www.butterflynetwork.com. This committee reviews and reassesses our charter annually and recommends any changes to our board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Deloitte & Touche LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2023, the audit committee took the following actions:
•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and Deloitte & Touche LLP, our independent registered public accounting firm;
•	Discussed with Deloitte & Touche LLP the matters required to be discussed in accordance with Auditing Standard No. 1301 - Communications with audit committees; and
•
Received written disclosures and the letter from Deloitte & Touche LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the audit committee and the audit committee further discussed with Deloitte & Touche LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and Deloitte & Touche LLP, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
Members of the Butterfly Network, Inc. Audit Committee

S. Louise Phanstiel (Chairperson)
Dawn Carfora
Larry Robbins

April 26, 2024
2024 Proxy Statement	39

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Other than the compensation agreements and other arrangements described under “Executive and Director Compensation” in this proxy statement and the transactions described below, since January 1, 2022, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets at year end for the last two completed fiscal years) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
As used in this section, “Legacy Butterfly” refers to Butterfly Network, Inc. and its direct and indirect subsidiaries, individually and collectively, prior to the Closing of the Business Combination.
Legacy Butterfly
Lease Arrangements
We previously occupied office and laboratory space located at 506 Old Whitfield Street, Guilford, Connecticut, which is owned by Oceanco, LLC, whose manager is Michael Rothberg, who is a sibling of Jonathan M. Rothberg, Ph.D., the founder of Legacy Butterfly and Chairperson of our board of directors, and which is owned by Dr. Rothberg’s children. Under this arrangement, we paid $154,000 for the year ended December 31, 2022. We entered into a month-to-month lease with Oceanco, LLC for this space pursuant to the Business Combination. We terminated this lease effective October 31, 2022 and no longer occupy the premises.
We also previously occupied office space at 3000 El Camino Real, Suite 130, Palo Alto, California and occupied lab and office space at 351 New Whitfield Street, Guilford, Connecticut and 485 Old Whitfield Street, Guilford, Connecticut. Effective upon the Closing, the office space at 485 Old Whitfield Street, Guilford, Connecticut was leased from Oceanco, LLC by 4Catalyzer Corporation (“4Catalyzer”), of which Michael Rothberg, who is a sibling of Jonathan M. Rothberg, Ph.D., the founder of Legacy Butterfly, former Interim Chief Executive Officer, and member of the Company’s board of directors, is the sole stockholder. In connection with the Business Combination Agreement, 4Catalyzer assigned its leasehold interest 3000 El Camino Real to us. Under these arrangements (and through the date of assignment of the 3000 El Camino Real Lease), we paid $131,664 for the year ended December 31, 2023. During the year ended December 31, 2022, the Company terminated its sublease of office and laboratory spaces from 4Catalyzer.
Technology and Services Exchange Agreement
Legacy Butterfly has entered into a Technology and Services Exchange Agreement (the “TSEA”) by and among Legacy Butterfly and other participant companies controlled by the Rothbergs, consisting of AI Therapeutics, Inc., Quantum-Si Incorporated, Hyperfine Operations, Inc. (f/k/a Hyperfine, Inc.), 4Bionics LLC, Tesseract Health, Inc., Liminal Sciences, Inc. and Detect, Inc. (f/k/a Homodeus Inc.). The TSEA, signed in November 2020, became effective upon the Closing of the Business Combination on February 12, 2021. Under the TSEA, we and the other participant companies may, in our discretion, permit the use of certain non-core technologies, which include any technologies, information or equipment owned or otherwise controlled by the participant company that are not specifically related to the core business area of the participant, such as software, hardware, electronics, fabrication and supplier information, vendor lists and contractor lists, by other participant companies. The TSEA provides that ownership of each non-core technology shared by us or another participant company will remain with the company that originally shared the non-core technology. In addition, any participant company (including us) may, in its discretion, permit its personnel to be engaged by another participant company to perform professional, technical or consulting services for such participant. Unless otherwise agreed to by us and the other participant company, all rights, title and interest in and to any inventions, works-of-authorship, idea, data or know-how invented, made, created or developed by the personnel (employees, contractors or consultants) in the course of conducting services for a participant company (“Created IP”) will be owned by the participant company for which the work was performed, and the recipient participant company grants to the party that had its personnel provide the services that resulted in the creation of the Created IP a royalty-free, perpetual, limited, worldwide, non-exclusive, sub-licensable (and with respect to software, sub-licensable in object code only) license to utilize the Created IP only in the core business field of the originating participant company, including a license to create and use derivative works based on the Created IP in the originating participant’s core business field, subject to any agreed upon restrictions.
2024 Proxy Statement	40

Agreements with Butterfly Stockholders
Investors’ Rights, Voting and Right of First Refusal Agreements
In connection with Legacy Butterfly’s Series D preferred stock financing, Legacy Butterfly entered into investors’ rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with holders of Legacy Butterfly’s preferred stock and certain holders of its common stock.
Amended and Restated Registration Rights Agreement
At the Closing of the Business Combination, we, the Sponsor, certain affiliates of the Sponsor, and certain stockholders of Legacy Butterfly entered into the Amended and Restated Registration Rights Agreement, pursuant to which, among other things, such stockholders of Legacy Butterfly were granted certain registration rights with respect to their respective shares of our common stock, in each case, on the terms and subject to the conditions therein.
Advisory Agreement with Jonathan M. Rothberg, Ph.D.
In connection with the consummation of the Business Combination, we entered into an Advisory Agreement (the “Advisory Agreement”) with Dr. Rothberg, the founder of Legacy Butterfly, former Interim Chief Executive Officer and member of our board of directors, effective as of the Closing, pursuant to which Dr. Rothberg advises our Chief Executive Officer and the board of directors on strategic matters, and provides consulting, business development and similar services on matters relating to our current, future and potential scientific and strategic initiatives and such other consulting services reasonably requested from time to time. As compensation for Dr. Rothberg’s services under the Advisory Agreement, we pay Dr. Rothberg a consulting fee of $16,667 per month during the term of the Advisory Agreement. The term of the Advisory Agreement will continue until terminated by us or Dr. Rothberg. Either party may terminate the Advisory Agreement for any reason upon giving thirty days’ advance notice of such termination. In the event of such termination, our only obligation will be to pay Dr. Rothberg any earned but unpaid consulting fee as of the termination date. In December 2020, the Legacy Butterfly board of directors granted 1,000,000 RSUs to Dr. Rothberg. The RSUs vest in equal quarterly installments over two years, beginning on March 31, 2021, without regard to Dr. Rothberg’s continued service to the Company, with full acceleration of vesting in the event of Dr. Rothberg’s death or disability or a change in control of the Company.
Limited Liability Company to Purchase Real Estate
As part of the recruitment process of Dr. Fruchterman, our former President and Chief Executive Officer, Larry Robbins, at the time the Chairperson of Longview, our predecessor prior to the Business Combination, and now a member of our board of directors, offered financial support to facilitate Dr. Fruchterman’s relocation to be near the Company’s headquarters. On February 2, 2022, Dr. Fruchterman, Dr. Fruchterman’s spouse, and an irrevocable trust previously established by Mr. Robbins formed a limited liability company and entered into an operating agreement setting forth the terms and conditions of the ownership and management of the limited liability company that has purchased real estate in the approximate amount of $4,800,000. Mr. Robbins’ trust contributed approximately $1,500,000 to the limited liability company.
Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements and our restated bylaws require that we indemnify our directors and officers to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our restated bylaws also require us to advance expenses incurred by our directors and officers. We also maintain a general liability insurance policy, which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.
Policies and Procedures for Related Party Transactions
We have adopted a written related person transaction procedure that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
2024 Proxy Statement	41

A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to us or any of our subsidiaries as an employee, consultant or director will not be considered related person transactions under this policy. A “Related Person” is:
•	any person who is or was an executive officer, director, or director nominee of the Company at any time since the beginning of the Company’s last fiscal year;
•	a person who is or was an Immediate Family Member (as defined below) of an executive officer, director, director nominee at any time since the beginning of the Company’s last fiscal year;
•	any person who, at the time of the occurrence or existence of the transaction, is the beneficial owner of more than 5% of any class of the Company’s voting securities (a “Significant Stockholder”); or
•	any person who, at the time of the occurrence or existence of the transaction, is an Immediate Family Member of a Significant Stockholder of the Company.
An “Immediate Family Member” of a person is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, or any other person sharing the household of such person, other than a tenant or employee.
We have implemented policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee has the responsibility to review related party transactions.
Under the related person transaction policy, the related person in question or, in the case of transactions with a beneficial holder of more than 5% of the Company’s voting stock, an officer with knowledge of a proposed transaction, will be required to present information regarding the proposed related person transaction to the audit committee (or to another independent body of the board of directors) for review. To identify related person transactions in advance, we expect to rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our audit committee is expected to take into account the relevant available facts and circumstances, which may include, but are not limited to:
•	the related person’s interest in the transaction;
•	the approximate dollar value of the amount involved in the transaction;
•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•	whether the transaction was undertaken in the ordinary course of business of the Company;
•	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
•	the purpose of, and the potential benefits to the Company of, the transaction; and
•
any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee will approve only those transactions that it determines are fair to the Company and in the Company’s best interests.
2024 Proxy Statement	42

Proposal 1: Election of Directors
On April 12, 2024, our board of directors nominated Joseph DeVivo, Jonathan M. Rothberg, Ph.D., Larry Robbins, Dawn Carfora, Elazer Edelman, M.D., Ph.D., S. Louise Phanstiel, and Erica Schwartz, M.D., J.D., M.P.H. for election at the annual meeting. If they are elected, they will serve on our board of directors until the 2025 annual meeting of stockholders and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Joseph DeVivo, Jonathan M. Rothberg, Ph.D., Larry Robbins, Dawn Carfora, Elazer Edelman, M.D., Ph.D., S. Louise Phanstiel, and Erica Schwartz, M.D., J.D., M.P.H. as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Vote Requirement and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast is required to elect each nominee as a director. Abstentions and broker non-votes will have no effect on the election of directors.
OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JOSEPH DEVIVO, JONATHAN M. ROTHBERG, PH.D., LARRY ROBBINS, DAWN CARFORA, ELAZER EDELMAN, M.D., PH.D., S. LOUISE PHANSTIEL, AND ERICA SCHWARTZ, M.D., J.D., M.P.H. AS DIRECTORS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.
2024 Proxy Statement	43

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The audit committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024. Our board of directors proposes that the stockholders ratify this appointment. We expect that representatives of Deloitte will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Deloitte as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024, the audit committee reviewed auditor independence issues and existing commercial relationships with Deloitte and concluded that Deloitte has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024.
The following table sets forth the fees billed to or incurred by our Company for professional services rendered by Deloitte, our independent registered public accounting firm, for the audit of our annual consolidated financial statements (including the consolidated financial statements of Legacy Butterfly) for the years ended December 31, 2023 and 2022, and fees billed for other services rendered by Deloitte during those periods:
Fees	2023	2022
Audit Fees(1)	$1,072,167	$1,662,341
Audit-Related Fees(2)	—	—
Tax Fees(3)		215,625
All Other Fees(4)	—	—
Total Fees	$1,072,167	$1,877,966
(1)
Audit Fees. Audit fees consisted of audit work performed in the preparation of consolidated financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as quarterly review procedures and the provision of consents in connection with the filing of registration statements and related amendments, as well as other filings.

(2)
Audit-Related Fees. This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

(3)	Tax Fees. Tax fees consisted principally of tax consulting services.
(4)
All Other Fees. Our independent registered public accountants did not provide any products and services not disclosed in the table above during the fiscal years ended December 31, 2023 and 2022. As a result, there were no other fees billed or paid during those fiscal years.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.
1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting or reporting standards.
2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.
2024 Proxy Statement	44

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.
Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging our independent registered public accounting firm.
The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of Deloitte as our independent registered public accounting firm, the audit committee will reconsider its appointment.
Vote Requirement and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.
2024 Proxy Statement	45

Proposal 3: Non-Binding Advisory Vote on Approval of the Compensation of our Named Executive Officers, as Disclosed in this Proxy Statement
We are seeking your advisory vote as required by Section 14A of the Exchange Act, on the approval of the compensation of our NEOs as described in the Executive and Director Compensation section, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our compensation committee or our board of directors. However, the compensation committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Our compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with our success and their contributions to that success. We require top talent with a wide range of skills, experience, and leadership qualities to lead the organization in support of our mission to democratize healthcare and to make medical imaging accessible to everyone around the world by using our proprietary technology. In order to attract and retain the talent required to fulfill our mission, accelerate growth, and promote stockholder value, the compensation committee’s goal is to implement an executive compensation program that is built upon strategic objectives.
Stockholders are urged to read the Executive and Director Compensation section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The compensation committee and our board of directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.
In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2024 annual meeting:
“RESOLVED, that the compensation paid to the NEOs of Butterfly Network, Inc., as disclosed in the proxy statement for the 2024 Annual Meeting of Stockholders pursuant to Section 14A of the Exchange Act, including the summary compensation table, the narrative disclosures that accompany the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”
Vote Requirement and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast at the annual meeting is required to approve, on an advisory basis, this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.
2024 Proxy Statement	46

Proposal 4: Approval of 2024 Employee Stock Purchase Plan and Accompanying Share Reserve
On April 12, 2024, the Board unanimously adopted, subject to the approval of our stockholders, the Butterfly Network, Inc., 2024 Employee Stock Purchase Plan (the “ESPP”). We believe that the adoption of the ESPP will benefit us by providing employees with an opportunity to acquire shares of our Class A common stock and will enable us to attract, retain and motivate valued employees.
Based solely on the closing price of our Class A common stock reported on the NYSE on April 12, 2024, the maximum aggregate market value of the 4,200,000 shares of Class A common stock that could potentially be issued under the ESPP is $3,733,800. There are no other ESPPs currently in effect at the Company.
Summary of Material Provisions of the ESPP
The following is a brief summary of certain provisions of the ESPP. A copy of the ESPP is attached as Appendix A to this proxy statement and is incorporated herein by reference. The following description of the ESPP does not purport to be complete and is qualified in its entirety by reference to Appendix A. We note that the ESPP includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). The 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Under the Non-423 Component, which does not qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code, options will be granted pursuant to rules adopted by the administrator of the ESPP (the “Administrator”) designed to comply with applicable law or to achieve tax efficiency or other objective for eligible employees.
Shares Subject to the Plan. An aggregate of 4,200,000 shares of Class A common stock will be reserved and available for issuance under the ESPP, plus on, January 1, 2025, and each January 1 thereafter through January 1, 2033, the number of shares of Class A common stock reserved and available for issuance under the ESPP will be cumulatively increased by the least of (i) 1% of the number of shares of common stock issued and outstanding on the immediately preceding December 31st, or (ii) such number of shares of Class A common stock as determined by the Administrator. If our capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the ESPP will be appropriately adjusted.
Plan Administration. The ESPP will be administered by person or persons appointed by the Board, which will have full authority to make, administer and interpret such rules and regulations regarding the ESPP as it deems advisable.
Eligibility. All individuals classified as employees on the payroll records of the Company or a Designated Subsidiary (as defined in the ESPP) are eligible to participate in the ESPP, provided that as of the first day of the applicable offering period (the “Offering Date”), they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week on a permanent basis (meaning greater than a planned six (6) month period), and have completed at least six (6) months of employment. No person who owns or holds, or as a result of participation in the ESPP would own or hold, common stock or options to purchase common stock, that together equal 5% or more of total outstanding common stock is entitled to participate in the ESPP. No employee may exercise an option granted under the ESPP that permits the employee to purchase common stock having a value of more than the greater of $25,000 or then current maximum amount under the Code (determined using the fair market value of the Company’s common stock at the time such option is granted) in any calendar year.
Participation; Payroll Deductions. Participation in the ESPP is limited to eligible employees who authorize payroll deductions equal to a whole percentage or amount of base pay to the ESPP. Employees may authorize payroll deductions, with a minimum of 1% of base pay and no maximum of base pay. As of April 16, 2024, approximately 220 employees would have been eligible to participate in the ESPP had it been effective on such date. Once an employee becomes a participant in the ESPP, that employee will automatically participate in successive offering periods (as described below) and purchases will continue at the same percentage or amount of compensation until such time as that employee files a new enrollment form or withdraws from the ESPP, provided that the employee remains eligible to participate in the ESPP.
Offering Periods. Unless otherwise determined by the Administrator, each offering of Class A common stock under the ESPP will be for a period of twenty-four months, which we refer to as an “offering period.” The first offering period under the ESPP is expected to begin and end on the dates determined by the Administrator. Unless otherwise determined by the Administrator, each offering period will be twenty-four months and will be divided into four equal six-month purchase periods. Shares are purchased on the last day of each purchase period (the “Exercise Date”). Unless the Administrator, in its sole discretion, chooses otherwise prior to an Offering Date, and to the extent an offering has more than one purchase period and to the extent permitted by applicable law, if the fair market value of our Class A common stock on any Exercise Date in an offering is lower
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than the fair market value of our Class A common stock on the Offering Date, then all participants in such offering will automatically be withdrawn from such offering immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following offering as of the first day and the preceding offering will terminate.
Exercise Price. On the Exercise Date for a purchase period, employees participating in that purchase period will receive an option to purchase shares of our Class A common stock. On the Exercise Date of each purchase period, the employee is deemed to have exercised the option, at the option exercise price, to the extent of accumulated payroll deductions. The option exercise price is equal to the lesser of (1) 85% the fair market value per share of our Class A common stock on the Offering Date or (2) 85% of the fair market value per share of our Class A common stock on the Exercise Date. The maximum value of our Class A common stock that may be issued to any employee under the ESPP in any purchase period is the lowest of (i) the number of shares of our Class A common stock determined by dividing such employee’s accumulated payroll deductions on such Exercise Date by the option exercise price, or (ii) such other lesser number of shares as determined by the Administrator in advance of the offering.
Subject to certain limitations, the number of whole shares of our Class A common stock a participant purchases in each purchase period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during the offering period by the option exercise price. In general, if an employee is no longer a participant on an Exercise Date, the employee’s option will be automatically terminated, and the amount of the employee’s accumulated payroll deductions will be refunded.
Terms of Participation. Except as may be permitted by the Administrator in advance of an offering, a participant may not increase the amount of such participant’s payroll deductions during any purchase period but may increase or decrease such participant’s payroll deduction with respect to the next purchase period by filing a new enrollment form before the next purchase period (within such deadline as shall be established by the Administrator for the offering). A participant may withdraw from a purchase period by delivering a written notice of withdrawal to his or her appropriate payroll location. A participant’s withdrawal will be effective as of the next business day. If a participant withdraws from a purchase period, that participant may not again participate during the remainder of that offering period, but may enroll in subsequent offering periods provided the participant remains eligible to participate in the ESPP.
Sale Event. In the case of and subject to the consummation of a “sale event,” (as defined in the Company’s Amended and Restated 2020 Equity Incentive Plan) the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is authorized to take any one or more of the following actions under the ESPP or with respect to any right under the ESPP or to facilitate such transactions or events: (a) to provide for either (i) termination of any outstanding option in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such option had such option been currently exercisable or (ii) the replacement of such outstanding option with other options or property selected by the Administrator in its sole discretion; (b) to provide that the outstanding options under the ESPP shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (c) to make adjustments in the number and type of shares of Class A common stock (or other securities or property) subject to outstanding options under the ESPP and/or in terms and conditions of outstanding options and options that may be granted in the future; (d) to provide that the offering with respect to which an option relates will be shortened by setting a new Exercise Date on which such offering period will end; and (e) provide that all outstanding options shall terminate without being exercised and all amounts in the accounts of participants shall be promptly refunded.
Term; Amendments and Termination. The ESPP will continue until terminated by the Board of Directors. The Board of Directors may, in its discretion, at any time, terminate or amend the ESPP. Upon termination of the ESPP, all amounts in the accounts of participating employees will be refunded. Unless terminated earlier or otherwise amended, the ESPP shall automatically terminate on the ten year anniversary of the effective date of the ESPP.
New Plan Benefits
Since participation in the ESPP is voluntary, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the ESPP in the future are not determinable.
Summary of Federal Income Tax Consequences
The following is only a summary of the effect of the U.S. income tax laws and regulations upon an employee and us with respect to an employee’s participation in the Section 423 Component of the ESPP. This summary does not purport to be a complete description of all federal tax implications of participation in the ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.
A participant in the ESPP recognizes no taxable income either as a result of participation in the ESPP or upon exercise of an option to purchase shares of our Class A common stock under the terms of the ESPP.
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If a participant disposes of shares purchased upon exercise of an option granted under the ESPP within two years from the first day of the applicable offering period or within one year from the last day of the applicable purchase period, which we refer to as a “disqualifying disposition,” the participant will realize ordinary income in the year of that disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months, or short-term if the participant’s holding period is 12 months or less.
If the participant disposes of shares purchased upon exercise of an option granted under the ESPP at least two years after the first day of the applicable offering period and at least one year after the exercise date, the participant will realize ordinary income in the year of disposition equal to the lesser of (1) 15% of the fair market value of the Company’s Class A common stock on the first day of the offering period in which the shares were purchased and (2) the excess of the amount actually received for the Class A common stock over the amount paid. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after that basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the option exercise price, there will be no ordinary income and any loss recognized will be a long-term capital loss.
We are generally entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of that disposition. In all other cases, we are not allowed a deduction.
Vote Requirement and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast at the annual meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2024 EMPLOYEE STOCK PURCHASE PLAN, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.
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Proposal 5: Approval of the A&R Charter
Stockholders are being asked to approve the A&R Charter, which will amend and restate our Charter to, among other things:
a)
add a provision with respect to the automatic conversion of our Class B common stock effective February 12, 2028, which is seven years from the date of the closing of the Business Combination (the “Class B Conversion Amendment”);

b)	add a provision to provide for the exculpation of officers (the “Officer Exculpation Amendment” and collectively with the “Class B Conversion Amendment”, the “Charter Amendments”); and
c)	amend the exclusive forum provision (the “Exclusive Forum Amendment”
After a review of our Charter and for the reasons discussed in Proposals 5(a) and 5(b) below, our Board has determined that it is advisable to approve the Charter Amendments, and has recommended that stockholders approve, each of Proposals 5(a),5(b), and 5(c).
The proposed amendments are being presented pursuant to the guidance of the SEC as three separate sub-proposals. Stockholders will have the opportunity to vote separately on each of Proposals 5(a) and 5(b). None of Proposals 5(a),5(b), and 5(c) are conditioned on the adoption of each other.
The form of the A&R Charter that the Board intends to file with the Secretary of State of the State of Delaware if each of Proposal 5(a),5(b), and 5(c) is approved is attached to this proxy statement as Appendix B.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE A&R CHARTER, INCLUDING EACH OF THE AMENDMENTS TO THE CHARTER DESCRIBED IN PROPOSALS 5(A)5(B), AND 5(C).
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Proposal 5(a): Approval of the Class B Conversion Amendment
Background
Our Charter currently authorizes the Company to issue 628,000,000 shares of capital stock, consisting of: (i) 600,000,000 shares of Class A common stock; (ii) 27,000,000 shares of Class B common stock; and (iii) 1,000,000 shares of Preferred Stock. As of April 1, 2024, there were 184,214,377 shares of Class A common stock and 26,426,937 shares of Class B common stock outstanding.
Our Charter currently provides for a dual-class structure, in which shares of our Class B common stock have 20 votes per share, while shares of our Class A common stock have one vote per share. Pursuant to the Charter, each share of Class B common stock will automatically be converted into a share of Class A common stock upon the occurrence of certain events (each, an “Original Conversion Event”). In addition, each share of Class B common stock may be converted into a share of Class A common stock at the option of the holder thereof at any time. The Class B common stock is not currently subject to a time-based sunset provision.
On April 12, 2024, our Board approved an amendment to include an additional Conversion Event pursuant to which each share of Class B common stock will automatically convert into a share of Class A common stock effective February 12, 2028, which is seven years from the date of the closing of the Business Combination (the “New Conversion Event” and, together with the Original Conversion Events, the “Conversion Events”).
Following a Conversion Event, no shares of Class B common stock will remain outstanding. Upon the effectiveness of a Conversion Event and pursuant to the terms of our Charter, the shares of Class B common stock that are converted into shares of Class A common stock shall be retired and may not be reissued.
Pursuant to the Charter, the Company is not permitted to issue any additional shares of Class B common stock, unless such issuance is approved by the affirmative vote of the holders of the holders of two-thirds (2/3) of the then-outstanding shares of Class B common stock, voting as a separate class. The Company does not intend to seek approval of the holders of Class B common stock to issue Class B common stock in the future.
Reasons for the Class B Conversion Amendment
Our Board believes the Class B Conversion Amendment is appropriate in light of the Board’s commitment to support an ongoing effort to adopt “best practices” in corporate governance. Our Chairman of our board of directors, Dr. Rothberg, beneficially owns 100% of our Class B common stock and controls a majority of the voting power of all of our outstanding capital stock (79.97% as of March 1, 2024). As such, Dr. Rothberg has the ability to significantly influence our business and affairs through his ownership of the high vote Class B common stock, even though Dr. Rothberg owns less than a majority of the outstanding shares of our capital stock. Dr. Rothberg is able to control matters submitted to our stockholders for approval, including the election of directors, amendments of our organizational documents and any merger, consolidation, sale of all or substantially all of our assets or other major corporate transactions. Dr. Rothberg, as controlling stockholder, may have interests that differ from other stockholders and may vote in a way with which other stockholders disagree and which may be adverse to the interests of other stockholders.
This concentrated control may have the effect of delaying, preventing or deterring a change in control of the Company, could deprive our stockholders of an opportunity to receive a premium for their capital stock as part of a sale of the Company, and might ultimately affect the market price of shares of our Class A common stock. As a result, conflicts of interest may arise among Dr. Rothberg, on the one hand, and the Company and holders of our Class A common stock on the other hand. If the holders of our Class A common stock are dissatisfied with the performance of our board of directors, they have no ability to remove any of our directors, with or without cause. Our Board believes that establishing a conversion date to eliminate our dual-class structure will allow our current stockholders to exercise their voting rights and increase our directors’ accountability to stockholders. The board of directors believes it is important to approve the Sunset Amendment to our Certificate of Incorporation to add a provision with respect to the automatic conversion of our Class B common stock effective February 16, 2028, which is seven years from the date of the closing of our Business Combination, to create alignment between economic interests and voting rights, reduce the concentration of our voting power, and incentivize stockholders to vote. In addition, the Board also believes that the elimination of our dual-class capital structure may provide other benefits to the Company and its
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stockholders, including possible inclusion of the Company in certain stock indices, such as the S&P Dow Indices, that bar companies with a multi-class capital structure. In light of the foregoing, the Board believes it is in the best interests of the Company and its stockholders to approve the Class B Conversion Amendment.
Timing and Effect of the Class B Conversion Amendment
The Class B Conversion Amendment, among other things, would add the New Conversion Event to Article IV, Section 7.2 of the Charter. The foregoing amendments to our Charter are shown in Appendix B to this proxy statement, which contains a comparison showing the proposed changes against the existing provisions (new text appears in blue underline and deleted text appears in red strikethrough).
If Proposal 5(a) is approved by stockholders, the Company intends to file an amended and restated Charter with the Secretary of State of the State of Delaware following the Annual Meeting to effect the amendments to the Charter described in Proposal 5(a). If Proposal 5(a) is not approved, then any amended and restated certificate of incorporation we may file with the Secretary of State of the State of Delaware following the Annual Meeting will not contain the amendments contemplated by the Class B Conversion Amendment. Notwithstanding stockholder approval of Proposal 5(a), the Board has the authority to abandon any of the amendments to our Charter contained in the Class B Conversion Amendment.
Vote Required
Approval of Proposal 5(a) requires (i) the affirmative vote of the holders of majority of the total voting power of all the then outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class, and (ii) the affirmative vote of the holders of at least two-thirds (66 2/3%) of the total voting power of the outstanding shares of Class B common stock, voting as a single class. Abstentions and broker non-votes will have the same effect as votes against this proposal.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CLASS B CONVERSION AMENDMENT, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE CLASS B CONVERSION AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.
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Proposal 5(b): Approval of the Officer Exculpation Amendment
Background
In August 2022, the State of Delaware, which is our state of incorporation, enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”). Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.
The Board of Directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current officers from serving corporations. In the absence of such protection, qualified officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, the Board of Directors took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of the Company’s officers that would be impacted, and the benefits the Board of Directors believes would accrue to the Company by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.
The Board of Directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the Company and our stockholders to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors.
The foregoing amendments to our Charter are shown in Appendix B to this proxy statement, which contains a comparison showing the proposed changes against the existing provisions (new text appears in blue underline and deleted text appears in red strikethrough).
Reasons for the Officer Exculpation Amendment
The Board of Directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. Adopting an officer exculpation provision that aligns with the protections afforded under the DGCL could prevent protracted or otherwise meritless litigation that distracts from our primary objective of creating stockholder value over the long term. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Officer Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of our company.
For the reasons stated above, on April 12, 2024, the Board determined that the proposed Officer Exculpation Amendment is advisable and in the best interest of our company and our stockholders and authorized and approved the proposed Officer Exculpation Amendment and directed that it be considered at the Annual Meeting. The Board of Directors believes the proposed Officer Exculpation Amendment would better position the Company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability.
The proposed Officer Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.
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Timing and Effect of the Officer Exculpation Amendment
The Officer Exculpation Amendment, among other things, would add a new exculpation and liability provision in a new Article XI to our Charter. The foregoing amendments to our Charter are shown in Appendix B to this proxy statement, which contains a comparison showing the proposed changes against the existing provisions (new text appears in blue underline and deleted text appears in red strikethrough). After effectiveness of the Officer Exculpation Amendment, the new officer exculpation provision would apply only with respect to acts or omissions by our officers occurring after the date of the Officer Exculpation Amendment.
If Proposal 5(b) is approved by stockholders, the Company intends to file the A&R Charter with the Secretary of State of the State of Delaware following the Annual Meeting to effect the amendments to the Charter described in Proposal 5(b). If Proposal 5(b) is not approved, then any amended and restated certificate of incorporation we may file with the Secretary of State of the State of Delaware following the Annual Meeting will not contain the amendments contemplated by the Officer Exculpation Amendment. Notwithstanding stockholder approval of Proposal 5(b), the Board has the authority to abandon any of the amendments to our Charter contained in the Officer Exculpation Amendment.
Vote Requirement and Recommendation of the Board of Directors
The affirmative vote of the holders of a majority of the total voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes against for each vote required for this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE OFFICER EXCULPATION AMENDMENT, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.
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Proposal 5(c): Approval of the Exclusive Forum Amendment
Background
Our Charter provides that, unless we consent in writing to an alternative forum, the Court of Chancery of the State of Delaware will be the exclusive forum for: derivative actions or proceedings brought on behalf of the Company, claims of breach of fiduciary duties, claims arising under the DGCL or our organizational documents, or any action asserting a claim governed by the internal-affairs doctrine (the “Delaware forum provision”). Our Charter also provides that, notwithstanding the foregoing, the federal district courts of the United States will be the exclusive forum for actions arising under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (the “federal forum provision”).
The Board of Directors believes it is important to provide greater certainty with respect to the application of the exclusive forum provision in our Certificate of Incorporation and eliminate any inconsistencies or duplicative language in such provision, including the possibility of concurrent jurisdiction. Accordingly, on April 12, 2024, the Board approved, subject to stockholder approval, the Exclusive Forum Amendment to clarify that the Delaware forum provision does not apply to actions arising under the Securities Act and the Exchange Act, and to specify that the federal forum provision applies to disputes arising under both the Securities Act and Exchange Act.
Reasons for the Proposed Exclusive Forum Amendment
The Exclusive Forum Amendment will amend each of the Delaware forum provision and the federal forum provision to clarify the claims to which each provision applies. The purpose of the Exclusive Forum Amendment is to proactively adopt a measure intended to promote the efficient resolution of claims and to promote efficient and consistent resolutions in the event these types of litigation that are subject to the exclusive forum provision arise. In doing so, the Board of Directors considered a number of factors, including the potential for costly, duplicative litigation caused by the language in the current Charter, which costs would be borne by our stockholders.
For the reasons stated above, the Board of Directors determined that the proposed Exclusive Forum Amendment is advisable and in the best interest of our Company and our stockholders and authorized and approved, subject to stockholder approval, of the proposed Exclusive Forum Amendment and directed that it be considered for approval by stockholders at the Annual Meeting. The Board of Directors believes the proposed Exclusive Forum Amendment would enable us to litigate claims more efficiently.
Although the Board recommends approval of the Exclusive Forum Amendment, such approval could have negative implications on us and our stockholders. Among other items, such approval may have the effect of discouraging claims brought by stockholders, by limiting stockholder ability to litigate in a forum they consider advantageous, or by adding further litigation-related expenses.
The proposed Exclusive Forum Amendment is not being proposed in response to any specific litigation confronting the Company and is being proposed on a prospective basis to help mitigate potential future harm to the Company and its stockholders.
Timing and Effect of the Exclusive Forum Amendment
The Exclusive Forum Amendment, among other things, would amend and restate Article XV of our Charter. The foregoing amendments to our Charter are shown in Appendix B to this proxy statement, which contains a comparison showing the proposed changes against the existing provisions (new text appears in blue underline and deleted text appears in red strikethrough). After effectiveness of the Exclusive Forum Amendment, the new exclusive forum provision would apply only with respect to claims brought after the date of the Exclusive Forum Amendment.
If Proposal 5(c) is approved by stockholders, the Company intends to file an A&R Charter with the Secretary of State of the State of Delaware following the Annual Meeting to effect the amendments to the Charter described in Proposal 5(c). If Proposal 5(c) is not approved, then any amended and restated certificate of incorporation we may file with the Secretary of State of the State
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of Delaware following the Annual Meeting will not contain the amendments contemplated by the Officer Exculpation Amendment. Notwithstanding stockholder approval of Proposal 5(c), the Board has the authority to abandon any of the amendments to our Charter contained in the Exclusive Forum Amendment.
Vote Requirement and Recommendation of the Board of Directors
The affirmative vote of the holders of a majority of the total voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes against for each vote required for this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE EXCLUSIVE FORUM AMENDMENT, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.
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OTHER MATTERS
Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2025 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 27, 2024. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our amended and restated by-laws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the 2025 Annual Meeting of Stockholders is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of the 2024 Annual Meeting of Stockholders, a stockholder’s notice must be so received no later than the close of business of the 90th day prior to the 2025 Annual Meeting of Stockholders or the 10th day following the day on which notice of the date of the 2025 Annual Meeting of Stockholders was first made, whichever first occurs. For stockholder proposals to be brought before the 2025 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than close of business on February 14, 2025 and no later than close of business on March 16, 2025. All stockholder proposals should be marked for the attention of Corporate Secretary and sent to Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803 and via email to legal@butterflynetinc.com.
In addition to satisfying the foregoing requirements, to comply with Rule 14a-19 under the Exchange Act, the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than our board of directors’ nominees must provide notice by April 15, 2025 to submit a notice of nomination at an annual meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b). Such notice should be marked for the attention of Corporate Secretary at the address above.
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APPENDIX A
BUTTERFLY NETWORK, INC.

2024 EMPLOYEE STOCK PURCHASE PLAN
The purpose of the Butterfly Network, Inc. 2024 Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of Butterfly Network, Inc. (the “Company”) and each Designated Subsidiary (as defined in Section 11) with opportunities to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”). An aggregate of 4,200,000 shares of Class A Common Stock have been approved and reserved for this purpose, plus on January 1, 2025, and each January 1 thereafter through January 1, 2033, the number of shares of Class A Common Stock reserved and available for issuance under the Plan shall be cumulatively increased by the least of (i) one percent 1% of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31st, or (ii) such number of shares of Class A Common Stock as determined by the Administrator.
The Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is intended for the 423 Component to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and the 423 Component shall be interpreted in accordance with that intent. Under the Non-423 Component, which does not qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, options will be granted pursuant to rules, procedures or sub-plans adopted by the Administrator designed to comply with applicable laws or to achieve tax efficiency, or other objectives for eligible employees. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
1. Administration. The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose. The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; (ii) interpret the terms and provisions of the Plan; (iii) make all determinations it deems advisable for the administration of the Plan; (iv) decide all disputes arising in connection with the Plan; and (v) otherwise supervise the administration of the Plan. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.
2. Offerings. The Company may make one or more offerings to eligible employees to purchase Common Stock under the Plan (“Offerings”) consisting of one or more Purchase Periods. Unless otherwise determined by the Administrator, the initial Offering will begin and end on dates to be determined by the Administrator. Thereafter, unless otherwise determined by the Administrator, an Offering will be 24 months long and will begin and end on the days selected by the Administrator. The Administrator may, in its discretion, designate a different period for any Offering (which may be longer or shorter than 24 months), provided that no Offering shall exceed 27 months in duration. Unless the Administrator otherwise determines, each Offering will be divided into four equal six-month Purchase Periods. Furthermore, unless as otherwise determined by the Administrator, Participants will only be permitted to participate in one Offering at a time. Unless the Administrator, in its sole discretion, chooses otherwise prior to an Offering Date, and to the extent an Offering has more than one Purchase Period and to the extent permitted by applicable law, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering is lower than the Fair Market Value of the Common Stock on the Offering Date, then all participants in such Offering will automatically be withdrawn from such Offering immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering as of the first day thereof and the preceding Offering will terminate.
3. Eligibility. All individuals classified as employees on the payroll records of the Company and each Designated Subsidiary are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the “Offering Date”) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week on a permanent basis (meaning greater than a planned six (6) month period) and have completed at least six (6) months of employment. Notwithstanding any other provision herein, individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary for purposes of the Company’s or applicable Designated Subsidiary’s payroll system are not
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considered to be eligible employees of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary on the Company’s or Designated Subsidiary’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein. Notwithstanding the foregoing, employees of the Company or a Designated Subsidiary who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) shall not be eligible to participate in the Plan if: (i) the grant of an option under the Plan to such employee is prohibited under the laws of such jurisdiction; or (ii) compliance with the laws of such foreign jurisdiction would cause the 423 Component of the Plan to violate the requirements of Section 423 of the Code.
4. Participation.
(a) Participants. An eligible employee who is not a Participant in any prior Offering may participate in a subsequent Offering by submitting an enrollment form to his or her appropriate payroll location by such deadline as shall be established by the Administrator for the Offering.
(b) Enrollment. The enrollment form (which may be in an electronic format or such other method as determined by the Administrator) will (a) state a whole percentage or amount to be deducted from an eligible employee’s Compensation (as defined in Section 11) per pay period, (b) authorize the purchase of Common Stock in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for such individual are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form or withdraws from the Plan, such Participant’s deductions and purchases will continue at the same percentage or amount of Compensation for future Offerings, provided he or she remains eligible.
(c) Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.
5. Employee Contributions. Each eligible employee may authorize payroll deductions at a minimum of one percent (1) of such employee’s Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Offering. No interest will accrue or be paid on payroll deductions.
6. Deduction Changes. Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase or decrease his or her payroll deduction during any Purchase Period, but may increase or decrease his or her payroll deduction with respect to the next Purchase Period (subject to the limitations of Section 5) by filing a new enrollment form before the next Purchase Period within such deadline as shall be established by the Administrator for the Offering). A Participant may also increase or decrease his or her payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form before the next Offering Date. The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate his or her payroll deduction during an Offering.
7. Withdrawal. A Participant may withdraw from participation in the Plan by delivering a written notice of withdrawal to his or her appropriate payroll location. The Participant’s withdrawal will be effective as of the next business day. Following a Participant’s withdrawal, the Company will promptly refund such individual’s entire account balance under the Plan to him or her (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 4, provided that he or she remains eligible.
8. Grant of Options. On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of a Purchase Period (the “Exercise Date”), at the Option Price (as defined below) for, the lowest of (a) a number of shares of Common Stock determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Option Price (as defined
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herein), or (b) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Option (the “Option Price”) will be eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.
Notwithstanding the foregoing, no Participant may be granted an option hereunder if such Participant, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock which the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. In addition, no Participant may be granted an Option which permits such Participant rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds the greater of (i) $25,000; or (ii) the then current applicable limit under the Code of the fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.
9. Exercise of Option and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in a Participant’s account after the purchase of shares of Common Stock on an Exercise Date solely by reason of the inability to purchase a fractional share will be carried forward to the next Purchase Period and, if such Exercise Date is the final Exercise Date of an Offering, will be carried forward to the next Offering; any other balance remaining in a Participant’s account at the end of an Offering will be refunded to the Participant promptly.
10. Issuance of Certificates. Certificates or book-entries at the Company’s transfer agent representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, her or their nominee for such purpose.
11. Definitions.
The term “Class B Common Stock” means shares of the Company’s Class B common stock, $0.0001 par value per share.
The term “Compensation” means the regular or basic rate of compensation.
The term “Common Stock” means the Class A Common Stock and the Class B Common Stock, individually or collectively, as the context requires.
The term “Designated Subsidiary” means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders. The current list of Designated Subsidiaries is attached hereto as Appendix A.
The term “Fair Market Value of the Common Stock” on any given date means the fair market value of the Common Stock determined in good faith by the Administrator, which determination shall be made by reference to the closing price on such date on the New York Stock Exchange (“NYSE”). If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.
The terms “New Exercise Date” means Exercise Date if the Administrator shortens any Offering then in progress.
The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.
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The term “Participant” means an individual who is eligible as determined in Section 3 and who has complied with the provisions of Section 4.
The term “Purchase Period” means a period of time within an Offering, as may be specified by the Administrator in accordance with Section 2, generally beginning on the Offering Date or the next day following an Exercise Date within an Offering, and ending on an Exercise Date. An Offering may consist of one or more Purchase Periods.
The term “Sale Event” shall have the meaning of “Corporate Transaction” set forth in the Company’s Amended and Restated 2020 Equity Incentive Plan.
The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.
12. Rights on Termination of Employment. If a Participant’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the Participant and the balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, to his or her designated beneficiary as if such Participant had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary; provided, however, that if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Option will be qualified under the 423 Component only to the extent that such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Participant’s Option will remain non-qualified under the Non-423 Component. An employee will not be deemed to have terminated employment for this purpose if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.
13. Special Rules and Sub-Plans. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that if such special rules or sub-plans are inconsistent with the requirements of Section 423(b) of the Code, the employees subject to such special rules or sub-plans will participate in the Non-423 Component. Any special rules or sub-plans established pursuant to this Section 13 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other Participants in the Plan.
14. Optionees Not Stockholders. Neither the granting of an Option to a Participant nor the deductions from his or her pay shall constitute such Participant a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to the Participant.
15. Rights Not Transferable. Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.
16. Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.
17. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, the payment of a dividend in Common Stock or any other change affecting the Common Stock, the number of shares approved for the Plan and any share limitation set forth in Section 8 shall be equitably or proportionately adjusted to give proper effect to such event. In the case of and subject to the consummation of a Sale Event, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan or to facilitate such transactions or events:
(a) To provide for either (i) termination of any outstanding Option in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such Option had such Option been currently exercisable or (ii) the replacement of such outstanding Option with other options or property
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selected by the Administrator in its sole discretion;
(b) To provide that the outstanding Options under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(c) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options under the Plan and/or in the terms and conditions of outstanding Options and Options that may be granted in the future;
(d) To provide that the Offering with respect to which an Option relates will be shortened by setting a New Exercise Date on which such Offering will end. The New Exercise Date will occur before the date of the Sale Event. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless the Participant has withdrawn from the Offering in advance of the New Exercise Date as provided in Section 7 hereof; or
(e) To provide that all outstanding Options shall terminate without being exercised and all amounts in the accounts of Participants shall be promptly refunded.
18. Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, except that without the approval within twelve (12) months of such Board action by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the 423 Component of the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.
19. Insufficient Shares. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Common Stock on such Exercise Date.
20. Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded. Unless terminated earlier or otherwise amended, the Plan shall automatically terminate on the ten year anniversary of the Effective Date as set forth in Section 26 of this Plan.
21. Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.
22. Governing Law. This Plan and all Options and actions taken thereunder shall be governed by, and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, applied without regard to conflict of law principles.
23. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.
24. Tax Withholding. Participation in the Plan is subject to any minimum required tax withholding on income of the Participant in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant, including shares issuable under the Plan.
25. Notification Upon Sale of Shares Under the 423 Component. Each Participant agrees, by entering the 423 Component of the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two (2) years after the date of grant of the Option pursuant to which such shares were purchased or within one (1) year after the date such shares were purchased.
26. Effective Date. This Plan shall become effective upon the date of Board approval and following stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, each as amended, and applicable stock exchange rules.
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 APPENDIX A

Designated Subsidiaries
BFLY Operations, Inc.

Butterfly Network GmbH

Butterfly Network Limited

Butterfly Network Netherlands B.V.

Butterfly Network Australia PTY Ltd.

Butterfly Network Taiwan Corporation
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APPENDIX B
~~SECOND~~THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
~~LONGVIEW ACQUISITION CORP~~BUTTERFLY NETWORK INC.
~~Longview Acquisition Corp~~Butterfly Network, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
1. The name of this corporation is ~~Longview Acquisition Corp~~Butterfly Network, Inc. The date of the filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was February 4, 2020. The name under which the Corporation filed the Original Certificate was Longview Acquisition Corp.
2. This ~~Second~~Third Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), which restates, integrates and further amends the second amended and restated certificate of incorporation of this corporation as heretofore amended and restated, has been duly adopted by the corporation in accordance with Sections 228, 242 and 245 of the DGCL ~~and shall be effective at 10:30 a.m. Eastern time on February 12, 2021.~~.
3. The second amended and restated certificate of incorporation of this corporation is hereby amended and restated in its entirety to read as follows:
ARTICLE I

NAME
The name of the corporation is “Butterfly Network, Inc.” (hereinafter called the “Corporation”).
ARTICLE II

REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is c/o Corporation Service Company, 251 Little Falls Drive, Wilmington New Castle County, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.
ARTICLE III

PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware or any applicable successor act thereto, as the same may be amended from time to time (the “DGCL”).
ARTICLE IV

CAPITAL STOCK
The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 628,000,000 shares, consisting of 600,000,000 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), 27,000,000 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), and 1,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred
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Stock”). The number of authorized shares of Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below (i) the number of shares thereof then outstanding and (ii) with respect to the Class A Common Stock, the number of shares of Class A Common Stock reserved pursuant to Section 8 of Part A of this Article IV) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.
The following is a statement of the designations and the powers, preferences, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.
A. CLASS A COMMON STOCK AND CLASS B COMMON STOCK.
Unless otherwise indicated, references to “Sections” or “Subsections” in this Part A of this Article IV refer to sections and subsections of Part A of this Article IV.
1. Equal Status; General. Except as otherwise provided in this ~~Second~~ Amended and Restated Certificate of Incorporation ~~(as amended and/or restated from time to time, including pursuant to any Preferred Stock Designation (as defined below), this “Amended and Restated Certificate of Incorporation”)~~ or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights, privileges and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution, distribution of assets or winding up of the Corporation), share ratably and be identical in all respects and as to all matters. The voting, dividend, liquidation and other rights, powers and preferences of the holders of Class A Common Stock and Class B Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock of any series as may be designated by the Board of Directors of the Corporation (the “Board”) upon any issuance of the Preferred Stock of any series.
2. Voting. Except as otherwise required by applicable law, at all meetings of stockholders and on all matters submitted to a vote of stockholders of the Corporation generally, each holder of Class A Common Stock, as such, shall have the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock, as such, shall have the right to twenty (20) votes per share of Class B Common Stock held of record by such holder. Except as otherwise required by applicable law or provided in this Amended and Restated Certificate of Incorporation, the holders of shares of Class A Common Stock and Class B Common Stock, as such, shall (a) at all times vote together as a single class on all matters (including the election of directors) submitted to a vote of the stockholders of the Corporation generally, (b) be entitled to notice of any stockholders’ meeting in accordance with the Amended and Restated Bylaws of the Corporation, as the same may be amended and/or restated from time to time (the “Bylaws”), and (c) be entitled to vote upon such matters and in such manner as may be provided by applicable law; provided, however, that, except as otherwise required by applicable law, holders of Class A Common Stock and Class B Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are exclusively entitled, either separately or together with the holders of one or more other such series of Preferred Stock, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation or applicable law. There shall be no cumulative voting.
3. Dividend and Distribution Rights. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board out of any assets of the Corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock or Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares), then holders of Class A Common Stock shall be entitled to receive shares of Class A Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), and holders of Class B Common Stock shall be entitled to receive shares of Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock or Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), as applicable. Notwithstanding the foregoing, the Board may pay or make a disparate dividend or distribution per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend or distribution payable per share, the form
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in which such dividend or distribution is payable, the timing of the payment, or otherwise) if such disparate dividend or distribution is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
4. Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock or Class B Common Stock may not be subdivided, combined or reclassified unless the shares of the other class is concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
5. Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Preferred Stock then outstanding, upon the dissolution, distribution of assets, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably all assets of the Corporation available for distribution to its stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution, distribution of assets or winding up is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
6. Certain Transactions.
6.1 Merger or Consolidation. In the case of any distribution or payment in respect of the shares of Class A Common Stock or Class B Common Stock, or any consideration into which such shares are converted, upon the consolidation or merger of the Corporation with or into any other entity, such distribution, payment or consideration that the holders of shares of Class A Common Stock or Class B Common Stock have the right to receive, or the right to elect to receive, shall be made ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate distribution, payment or consideration in connection with such consolidation, merger or other transaction in order to reflect the special rights, powers and privileges of holders of shares of Class B Common Stock under this Amended and Restated Certificate of Incorporation (which may include, without limitation, securities distributable to the holders of, or issuable upon the conversion of, each share of Class B Common Stock outstanding immediately prior to such transaction having not more than twenty (20) times the voting power of any securities distributable to the holders of, or issuable upon the conversion of, each share of Class A Common Stock outstanding immediately prior to such transaction or any other share of stock then outstanding) or such other rights, powers, privileges or other terms that are no more favorable, in the aggregate, to the holders of the Class B Common Stock relative to the holders of the Class A Common Stock than those contained in this Amended and Restated Certificate of Incorporation.
6.2 Third-Party Tender or Exchange Offers. The Corporation may not enter into any agreement pursuant to which a third party may by tender or exchange offer acquire any shares of Class A Common Stock or Class B Common Stock unless the holders of (a) the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class B Common Stock would receive, or have the right to elect to receive, and (b) the Class B Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class A Common Stock would receive, or have the right to elect to receive; provided, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such tender or exchange offer in order to reflect the special rights, powers and privileges of the holders of shares of the Class B Common Stock under this Amended and Restated Certificate of Incorporation (which may include, without limitation, securities exchangeable for each share of Class B Common Stock having twenty (20) times the voting power of any securities exchangeable for each share of Class A Common Stock or any other share of stock then
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outstanding) or such other rights, powers, privileges or other terms that are no more favorable, in the aggregate, to the holders of the Class B Common Stock relative to the holders of the Class A Common Stock than those contained in this Amended and Restated Certificate of Incorporation.
7.1 Optional Conversion of Class B Common Stock. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation (an “Optional Class B Conversion Event”). Before any holder of Class B Common Stock shall be entitled to convert any shares of Class B Common Stock into shares of Class A Common Stock, such holder shall surrender the certificate or certificates therefor (if any), duly endorsed, at the principal corporate office of the Corporation or of any transfer agent for the Class B Common Stock, and shall provide written notice to the Corporation at its principal corporate office, of such conversion election and shall state therein the name or names (i) in which the certificate or certificates representing the shares of Class A Common Stock into which the shares of Class B Common Stock are so converted are to be issued (if such shares of Class A Common Stock are certificated) or (ii) in which such shares of Class A Common Stock are to be registered in book-entry form (if such shares of Class A Common Stock are uncertificated). If the shares of Class A Common Stock into which the shares of Class B Common Stock are to be converted are to be issued in a name or names other than the name of the holder of the shares of Class B Common Stock being converted, such notice shall be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder shall be entitled upon such conversion (if such shares of Class A Common Stock are certificated) or shall register such shares of Class A Common Stock in book-entry form (if such shares of Class A Common Stock are uncertificated). Such conversion shall be deemed to be effective immediately prior to the close of business on the date of such surrender of the shares of Class B Common Stock to be converted following or contemporaneously with the provision of written notice of such conversion election as required by this Subsection 7.1, the shares of Class A Common Stock issuable upon such conversion shall be deemed to be outstanding as of such time, and the Person or Persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be deemed to be the record holder or holders of such shares of Class A Common Stock as of such time. Notwithstanding anything herein to the contrary, shares of Class B Common Stock represented by a lost, stolen or destroyed stock certificate may be converted pursuant to an Optional Class B Conversion Event if the holder thereof notifies the Corporation or its transfer agent that such certificate has been lost, stolen or destroyed and makes an affidavit of that fact acceptable to the Corporation and executes an agreement acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificate.
7.2 Automatic Conversion of Class B Common Stock. To the extent set forth below, each applicable share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the occurrence of an event described below (a “Mandatory Class B Conversion Event”):
(a) Transfers. Each share of Class B Common Stock that is subject to a Transfer (as defined in Section 11), other than a Permitted Transfer (as defined in Section 11), shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the occurrence of such Transfer (other than a Permitted Transfer).
(b) Reduction in Voting Power. Each outstanding share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the first date on which the Founder, together with all other Qualified Stockholders, collectively cease to beneficially own at least 20% of the number of shares of Class B Common Stock (as such number of shares is equitably adjusted in respect of any reclassification, stock dividend, subdivision, combination or recapitalization of the Class B Common Stock) collectively held by the Founder and his Permitted Transferees as of the Effective Date.
2024 Proxy Statement	B-4

(c) Affirmative Vote. Each outstanding share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the date specified by the affirmative vote of the holders of at least two-thirds (2/3) of the then outstanding shares of Class B Common Stock, voting as a separate class.
(d) Sunset Provision. Each outstanding share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock on February 12, 2028.
7.3 Certificates. Each outstanding stock certificate (if shares are in certificated form) that, immediately prior to the occurrence of a Mandatory Class B Conversion Event, represented one or more shares of Class B Common Stock subject to such Mandatory Class B Conversion Event shall, upon such Mandatory Class B Conversion Event, be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof. The Corporation shall, upon the request of any holder whose shares of Class B Common Stock have been converted into shares of Class A Common Stock as a result of an Optional Class B Conversion Event or a Mandatory Class B Conversion Event (either of the foregoing, a “Conversion Event”) and upon surrender by such holder to the Corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class B Common Stock, if any (or, in the case of any lost, stolen or destroyed certificate, upon such holder providing an affidavit of that fact acceptable to the Corporation and executing an agreement acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificate), issue and deliver to such holder (or such other Person specified pursuant to Subsection 7.1) certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class B Common Stock were converted as a result of such Conversion Event (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form. Each share of Class B Common Stock that is converted pursuant to Subsection 7.1 or 7.2 shall thereupon automatically be retired and shall not be available for reissuance.
7.4 Policies and Procedures. The Corporation may, from time to time, establish such administrative policies and procedures, not in violation of applicable law or the other provisions of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation, relating to the conversion of the Class B Common Stock into Class A Common Stock, as it may deem necessary or advisable in connection therewith (it being understood, for the avoidance of doubt, that this sentence shall not authorize or empower the Corporation to expand upon the events that constitute a Mandatory Class B Conversion Event).
8. Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.
9. Protective Provisions. Unless such action is first approved by the affirmative vote (or written consent) of the holders of two-thirds (2/3rd) of the then-outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law, this Amended and Restated Certificate of Incorporation or the Bylaws, prior to the Final Conversion Date, the Corporation shall not, whether by merger, consolidation, certificate of designation or otherwise (i) amend, alter, repeal or waive any provision of Part A of this Article IV (or adopt any provision inconsistent therewith), or (ii) except for the shares of Class B Common Stock issued pursuant to the Merger and as provided in Section 10 below, authorize, or issue any shares of, any class or series of capital stock of the Corporation entitling the holder thereof to more than (1) vote for each share thereof or entitling any class or series of securities to designate or elect directors as a class or series separate from the Class A Common Stock and Class B Common Stock.
10. Issuance of Additional Shares. From and after the Effective Date, additional shares of Class B Common Stock may be issued only to a Qualified Stockholder.
11. Definitions. For purposes of this Amended and Restated Certificate of Incorporation:
“Change of Control Transaction” means (i) the sale, lease, exchange, or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure
2024 Proxy Statement	B-5

indebtedness for borrowed money that are approved by the Board, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation), provided that any sale, lease, exchange or other disposition of property or assets exclusively between or among the Corporation and any direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination, or other similar transaction of the Corporation with any other entity, other than a merger, consolidation, business combination, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock, in each case as outstanding immediately after such merger, consolidation, business combination, or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination, or other similar transaction continuing to own voting securities of the Corporation, the surviving entity or its parent immediately following the merger, consolidation, business combination, or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned of the voting securities of the Corporation immediately prior to the transaction; and (iii) a recapitalization, liquidation, dissolution, or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock, in each case as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction continuing to own voting securities of the Corporation, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned of the voting securities of the Corporation immediately prior to the transaction.
“Effective Date” means the date on which this Amended and Restated Certificate of Incorporation is first effective.
“Family Member” means with respect to any natural person who is a Qualified Stockholder (a) the spouse of such Qualified Stockholder, (b) the parents, grandparents, lineal descendants, siblings or lineal descendants of siblings of such Qualified Stockholder or (c) the parents, grandparents, lineal descendants, siblings or lineal descendants of siblings of the spouse of such Qualified Stockholder. Lineal descendants shall include adopted persons, but only so long as they are adopted during minority.
“Fiduciary” means a Person who (a) is an executor, personal representative, administrator, trustee, manager, managing member, general partner, director, officer or any other agent of a Person and (b) manages, controls or otherwise has decision-making authority with respect to such Person, but, in each case, only to the extent that such Person may be removed, directly or indirectly, by one or more Qualified Stockholders and replaced with another Fiduciary selected, directly or indirectly, by one or more Qualified Stockholders.
“Final Conversion Date” means the date on which no shares of Class B Common Stock shall remain outstanding.
“Founder” means Dr. Jonathan M. Rothberg.
“Liquidation Event” means any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or any Change of Control Transaction.
“Merger” means the merger of Clay Merger Sub, Inc. with and into Butterfly Network, Inc. pursuant to that certain Business Combination Agreement, dated as of November 19, 2020, by and among the Corporation, Clay Merger Sub, Inc., a Delaware corporation, and Butterfly Network, Inc.
“Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.
2024 Proxy Statement	B-6

“Permitted Entity” means:
(a) a Permitted Trust for so long as such Permitted Trust is solely for the current benefit of a Qualified Beneficiary (and, for the avoidance of doubt, notwithstanding that a remainder interest in such Permitted Trust is for the benefit of any Person other than a Qualified Beneficiary);
(b) any general partnership, limited partnership, limited liability company, corporation, public benefit corporation or other entity, in each case, for so long as such entity is exclusively owned, by (1) one or more Qualified Stockholders, (2) one or more Family Members of such Qualified Stockholders and/or (3) any other Permitted Entity of such Qualified Stockholders;
(c) any foundation or similar entity or any Qualified Charity for so long as (i) one or more Qualified Stockholders continues to, directly or indirectly, exercise Voting Control over any shares of Class B Common Stock from time to time Transferred to such foundation or similar entity or Qualified Charity, and/or (ii) a Fiduciary of such foundation or similar entity or Qualified Charity exercises Voting Control over such shares of Class B Common Stock;
(d) an Individual Retirement Account, as defined in Section 408(a) of theInternal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code for so long as such Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust;
(e) the executor or personal representative of the estate of a QualifiedStockholder upon the death of such Qualified Stockholder solely to the extent the executor or personal representative is acting in the capacity of executor or personal representative of such estate;
(f) a revocable living trust, which revocable living trust is itself both a Permitted Trust and a Qualified Stockholder, during the lifetime of the natural person grantor of such trust; or
(g) a revocable living trust (including any irrevocable administrative trust resulting from the death of the natural person grantor of such trust) which trust is itself both a Permitted Trust and a Qualified Stockholder, following the death of the natural person grantor of such trust, solely to the extent that such shares are held in such trust pending distribution to the beneficiaries designated in such trust.
Except as explicitly provided for herein, a Permitted Entity of a Qualified Stockholder shall not cease to be a Permitted Entity solely by reason of the death of that Qualified Stockholder.
“Permitted Transfer” means, and is restricted to, any Transfer of a share of Class B Common Stock:
(h) by a Qualified Stockholder that is not a Permitted Entity to (i) one or more Family Members of such Qualified Stockholder, (ii) any Permitted Entity of such Qualified Stockholder, or (iii) any Permitted Entity of one or more Family Members of such Qualified Stockholder;
(i) by a Permitted Entity of a Qualified Stockholder to (i) such Qualified Stockholder or one or more Family Members of such Qualified Stockholder, (ii) any other Permitted Entity of such Qualified Stockholder, or (iii) any Permitted Entity of one or more Family Members of such Qualified Stockholder; or
(j) any Transfer approved in advance by the Board, or a duly authorized committee of the Board, upon a determination that such Transfer is not inconsistent with the purposes of the foregoing provisions of this definition of “Permitted Transfer.”
For the avoidance of doubt, the direct Transfer of any share or shares of Class B Common Stock by a holder thereof to any other Person shall qualify as a “Permitted Transfer” within the meaning of this Section, if such Transfer could have been completed indirectly through one or more transactions involving more than one Transfer, so long as each Transfer in such transaction or transactions would otherwise have qualified as a “Permitted Transfer” within the meaning of this Section. For the further avoidance of doubt, a Transfer may qualify as a “Permitted Transfer” within the meaning of this Section under any one or more than one of the clauses of this Section as may be applicable to such Transfer, without regard to any proviso in, or requirement of, any other clause(s) of this Section.
“Permitted Transferee” means, as of any date of determination, a Person that is entitled to be a transferee of shares of Class B Common Stock in a Transfer that, as of such date, would constitute a Permitted Transfer.
2024 Proxy Statement	B-7

“Permitted Trust” means a bona fide trust where each trustee is (a) a Qualified Stockholder; (b) a Family Member of a Qualified Stockholder; or (c) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies, accounting, legal or financial advisor, or bank trust departments.
“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other entity, whether domestic or foreign.
“Qualified Beneficiary” means (i) one or more Qualified Stockholders, (ii) one or more Family Members of a Qualified Stockholder and/or (iii) any other Permitted Entities of one or more Qualified Stockholders.
“Qualified Charity” means a domestic U.S. charitable organization, contributions to which are deductible for federal income, estate, gift and generation skipping transfer tax purposes.
“Qualified Stockholder” means (i) the Founder, (ii) any Person that receives Class B Common Stock in the Merger, and (iii) any Person that is a Permitted Transferee.
“Requisite Stockholder Consent” means (i) prior to the Voting Threshold Date, the action at a meeting or by written consent (to the extent permitted under this Amended and Restated Certificate of Incorporation) of the holders of a majority in voting power of the shares of capital stock of the Corporation that would then be entitled to vote in the election of directors at an annual meeting of stockholders, and (ii) on and after the Voting Threshold Date, the action at a meeting or by written consent (to the extent permitted under this Amended and Restated Certificate of Incorporation) of the holders of two-thirds (2/3rds) of the voting power of the shares of capital stock of the Corporation that would then be entitled to vote in the election of directors at an annual meeting of stockholders.
“Transfer” of a share of Class B Common Stock means, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise), including, without limitation, the transfer of a share of Class B Common Stock to a broker or other nominee or the transfer of, or entering into a binding agreement with respect to, Voting Control over such share by proxy or otherwise. A Transfer shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by a Person that received shares in a Permitted Transfer if there occurs any act or circumstance that causes such Person to no longer be a Permitted Transferee. In addition, for the avoidance of doubt, a Transfer shall be deemed to have occurred if a holder that is a partnership, limited partnership, limited liability company or corporation distributes or otherwise transfers its shares of Class B Common Stock to its partners, stockholders, members or other equity owners. Notwithstanding the foregoing, the following shall not be considered a Transfer:
(a) the granting of a revocable proxy to officers or directors of the Corporationat the request of the Board in connection with (i) actions to be taken at an annual or special meeting of stockholders, or (ii) any other action of the stockholders permitted by this Amended and Restated Certificate of Incorporation;
(b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock, which voting trust, agreement or arrangement does not involve any payment of cash, securities or other property to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner; for the avoidance of doubt, any voting trust, agreement or arrangement entered into prior to the Effective Date shall not constitute a Transfer;
(c) the pledge of shares of Class B Common Stock by a stockholder thatcreates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a Transfer unless such foreclosure or similar action qualifies as a Permitted Transfer at such time;
(d) any change in the trustee(s) or the Person(s) and/or entity(ies) having or exercising Voting Control over shares of Class B Common Stock held by a Permitted Entity, provided that following such change such Permitted Entity continues to be a Permitted Entity;
2024 Proxy Statement	B-8

(e) (1) the assignment, transfer, conveyance, hypothecation or other transfer ordisposition of shares of Class B Common Stock by a Qualified Stockholder to a grantor retained annuity trust (a “GRAT”) for which the trustee is (A) such Qualified Stockholder, (B) a Family Member of such Qualified Stockholder, (C) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies, accounting, legal or financial advisors, or bank trust departments, (D) an employee of the Corporation or a member of the Board or (E) solely in the case of any such trust established by a natural Person grantor, any other bona fide trustee; (2) the change in trustee for such a GRAT from one of the Persons identified in the foregoing subclauses (A) through (E) to another Person identified in the foregoing subclauses (A) through (E); and (3) the distribution of such shares of Class B Common Stock from such GRAT to such Qualified Stockholder (provided, however, that the distribution of shares of Class B Common Stock to any beneficiary of such GRAT except such Qualified Stockholder shall constitute a Transfer unless such distribution qualifies as a Permitted Transfer at such time);
(f) any Transfer of shares of Class B Common Stock, whether by a Qualified Stockholder or a Permitted Entity, to a broker or other nominee for so long as the transferor retains (i) Voting Control, (ii) sole dispositive power over such shares of Class B Common Stock, and (iii) the economic consequences of ownership of such shares of Class B Common Stock;
(g) entering into a trading plan pursuant to Rule 10b5-1 under the SecuritiesExchange Act of 1934, as amended, with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;
(h) in connection with a Change of Control Transaction (1) the entering into a support, voting, tender or similar agreement or arrangement, (2) the granting of any proxy and/or (3) the tendering of any shares in any tender or exchange offer for all of the outstanding shares of Class A Common Stock and Class B Common Stock;
(i) due to the fact that the spouse of any holder of shares of Class B CommonStock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock; provided that any transfer of shares by any holder of shares of Class B Common Stock to such holder’s spouse, including a transfer in connection with a divorce proceeding, domestic relations order or similar legal requirement, shall constitute a “Transfer” of such shares of Class B Common Stock unless (1) otherwise exempt from the definition of Transfer, or (2) in connection with such divorce proceeding, domestic relations order or similar legal requirement, a Qualified Stockholder is entitled to retain (and for so long as a Qualified Stockholder does actually retain) either (x) the exclusive right to exercise the power to vote or direct the voting of such shares of Class B Common Stock, or (y) sole dispositive power over such shares of Class B Common Stock; and
(j) entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event or consummating the actions or transactions contemplated therein (including, without limitation, tendering shares of Class B Common Stock in connection with a Liquidation Event, the consummation of a Liquidation Event or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with a Liquidation Event), provided that such Liquidation Event was approved by the Board.
“Voting Control” means, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.
“Voting Threshold Date” means the first date on which the issued and outstanding shares of Class B Common Stock represents less than 50% of the total voting power of the then outstanding shares of capital stock of the Corporation that would then be entitled to vote in the election of directors at an annual meeting of stockholders.
2024 Proxy Statement	B-9

B. PREFERRED STOCK
Subject to Article IV, Part A Section 9, Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.
Subject to Article IV, Part A Section 9, authority is hereby expressly granted to the Board from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the DGCL (a “Preferred Stock Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.
ARTICLE V

AMENDMENT OF THE CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend, alter, change, adopt or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal any provision of this Amended and Restated Certificate of Incorporation, or adopt any provision of this Amended and Restated Certificate of Incorporation inconsistent therewith; provided further, so long as any shares of Class B Common Stock remain outstanding, the Corporation shall not, without the prior affirmative vote of the holders of two-thirds (2/3rds) of the outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law or this Amended and Restated Certificate of Incorporation, directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise amend, alter, change, repeal or adopt any provision of this Amended and Restated Certificate of Incorporation (1) in a manner that is inconsistent with, or that otherwise alters or changes, any of the voting, conversion, dividend or liquidation provisions of the shares of Class B Common Stock or other rights, powers, preferences or privileges of the shares of Class B Common Stock; (2) to provide for each share of Class A Common Stock or Preferred Stock to have more than one (1) vote per share or any rights to a separate class vote of the holders of shares of Class A Common Stock other than as provided by this Amended and Restated Certificate of Incorporation or required by the DGCL; or (3) to otherwise adversely impact or affect the rights, powers, preferences or privileges of the shares of Class B Common Stock in a manner that is disparate from the manner in which it affects the rights, powers, preferences or privileges of the shares of Class A Common Stock; provided further, so long as any shares of Class A Common Stock remain outstanding, the Corporation shall not, without the prior affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class, in addition to any other vote required by applicable law or this Amended and Restated Certificate of Incorporation, directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise amend, alter, change, repeal or adopt any provision of this Amended and Restated Certificate of Incorporation (1) in a manner that is inconsistent with, or that otherwise alters or changes the powers, preferences, or special rights of the shares of Class A Common Stock so as to affect them adversely; or (2) to provide for each share of Class B Common Stock to have more than twenty (20) votes per share or any rights to a separate class vote of the holders of shares of Class B Common Stock other than as provided by this Amended and Restated Certificate of Incorporation or required by the DGCL. For the avoidance of doubt, (i) nothing in the immediately preceding provisos shall limit the rights of the Board as specified in Article IV, Part B (as qualified by
2024 Proxy Statement	B-10

Article IV, Part A, Section 9) or Article VI of this Amended and Restated Certificate of Incorporation, and (ii) notwithstanding anything in this Article V to the contrary, any amendment to a provision that contemplates a specific approval requirement by the stockholders (or any class of capital stock of the Corporation) in this Amended and Restated Certificate of Incorporation (including the definition of Requisite Stockholder Consent and Voting Threshold Date) shall require the greater of (x) the specific approval requirement by the stockholders (or any class of capital stock of the Corporation) contemplated in such provision, and (y) the approval requirements contemplated by this Article V.
ARTICLE VI

AMENDMENT OF THE BYLAWS
In furtherance and not in limitation of the powers conferred upon it by the DGCL, and subject to the terms of any series of Preferred Stock, the Board shall have the power to adopt, amend, alter or repeal the Bylaws of the Corporation by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board at which a quorum is present in any manner not inconsistent with the laws of the State of Delaware or this Amended and Restated Certificate of Incorporation. The stockholders may not adopt, amend, alter or repeal the Bylaws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Amended and Restated Certificate of Incorporation, by the Requisite Stockholder Consent.
ARTICLE VII

CORPORATE OPPORTUNITIES
The Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries (a “Covered Person”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.
ARTICLE VIII

BOARD OF DIRECTORS
This Article VIII is inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders.
(A) General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law.
(B) Number of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of the directors of the Corporation shall be fixed from time to time solely by the Board; provided, however, that prior to the Voting Threshold Date, unless otherwise approved by the Requisite Stockholder Consent, the number of the directors shall not exceed nine (9). For the avoidance of doubt, no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.
(C) Tenure. The directors shall be elected or appointed for a term of office continuing until the next annual meeting of stockholders of the Corporation. Each director shall hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation, disqualification or removal from office. Any director may resign at any time upon notice to the Corporation given in writing by any electronic transmission permitted in the Corporation’s Bylaws or in accordance with applicable law.
2024 Proxy Statement	B-11

(D) Vacancies; Newly Created Directorships. Subject to the rights of holders of any series of Preferred Stock, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled: (i) prior to the Voting Threshold Date, (x) if the number of directors fixed pursuant to Section B of this Article VIII does not exceed nine (9), by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, or by the stockholders of the Corporation with the Requisite Stockholder Consent, and (y) if the number of directors fixed pursuant to Section B of this Article VIII exceeds nine (9), solely by the stockholders of the Corporation with the Requisite Stockholder Consent; or (ii) on or after the Voting Threshold Date solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director.
(E) Removal. Subject to the rights of the holders of any series of Preferred Stock expressly set forth in a Preferred Stock Designation adopted in compliance with this Amended and Restated Certification of Incorporation, any director or the entire Board may be removed from office at any time with or without cause and for any or no reason only with and immediately upon the Requisite Stockholder Consent.
(F) Committees. Pursuant to the Bylaws of the Corporation, the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the full extent permitted by law.
(G) Stockholder Nominations and Introduction of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.
(H) Preferred Stock Directors. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to and in accordance with the provisions of Article IV hereof or any Preferred Stock Designation, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total number of authorized directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to and in accordance with the provisions of Article IV hereof or any Preferred Stock Designation, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, all such additional directors elected by the holders of such stock, or elected or appointed to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors shall automatically cease to be qualified as directors, the terms of office of all such directors shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.
ARTICLE IX

ELECTION OF DIRECTORS
Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot. The vote required for election of a director by the stockholders at a meeting of stockholders shall, except in a contested election, be the affirmative vote of a majority of the votes cast in favor or against the election of a nominee at a meeting of stockholders. In a contested election, (i) the directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the holders of stock entitled to vote in such election, and (ii) stockholders shall not be permitted to vote against a nominee. An election shall be considered contested if, as of the tenth (10th) day preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation, there are more nominees for election than directorships on the Board to be filled by election at the meeting.
2024 Proxy Statement	B-12

ARTICLE X

LIMITATION OF DIRECTOR LIABILITY
To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that nothing contained in this Article X shall eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to the provisions of Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. No repeal or modification of this Article X shall apply to or have any adverse effect on any right or protection of, or any limitation of the liability of, a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
ARTICLE XI

LIMITATION OF OFFICER LIABILITY
To the fullest extent permitted by the DGCL, as the same exists or may thereafter be amended from time to time, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of such Officer’s fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article XI, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service by the delivery of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).
Any amendment, repeal or modification of this Article XI by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.
ARTICLE XII

INDEMNIFICATION
The Corporation may indemnify, and advance expenses to, to the fullest extent permitted by law, any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
2024 Proxy Statement	B-13

ARTICLE ~~XII~~XIII

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING
Subject to the terms of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting; provided, that prior to the Voting Threshold Date, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand, overnight courier or by certified or registered mail, return receipt requested.
ARTICLE ~~XIII~~XIV

SPECIAL MEETING OF STOCKHOLDERS
Special meetings of stockholders for any purpose or purposes may be called at any time by the Board, the Chairperson of the Board or the Chief Executive Officer of the Corporation, and may not be called by another other Person or Persons; provided that, prior to the Final Conversion Date, special meetings of stockholders for any purpose or purposes may also be called by or at the request of stockholders of the Corporation collectively holding shares of capital stock of the Corporation with voting power sufficient to provide the Requisite Stockholder Consent. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
ARTICLE ~~XIV~~XV

FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, (i) the Court of Chancery (the “~~Chancery~~ Court of Chancery”) of the State of Delaware ~~(or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware)~~ shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of, or a claim based on, a fiduciary duty owed by~~, or any other wrongdoing by,~~ any current or former director, officer, or other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (3) any action asserting a claim ~~against the Corporation~~ arising pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery, (4) any action to interpret, apply, enforce or determine the validity of any provisions of this Amended and Restated Certificate of Incorporation or the Bylaws, or (5) any other action asserting a claim governed by the internal affairs doctrine ~~and (ii) notwithstanding anything to the contrary herein, but subject to the foregoing provisions of this Article XIV~~; provided, however, that the preceding provision will not apply to any causes of action arising under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or to any claim for which the federal courts have exclusive jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for ~~the resolution of any action, suit or proceeding~~resolving any complaint asserting a cause of action arising under the Securities Act ~~of 1933, as amended. If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than the applicable courts specified in the immediately preceding sentence (a “~~Foreign Action”) in the name of any stockholder, such stockholder shall, toor the Exchange Act, or the rules and regulations promulgated thereunder. To the fullest
2024 Proxy Statement	B-14

extent permitted by ~~applicable~~ law, ~~be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. This provision will not apply to claims arising under the Securities Exchange Act of 1934, as amended, or other federal securities laws for which there is exclusive federal jurisdiction. Any~~any Person or entity purchasing or otherwise acquiring ~~or holding~~ any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ~~XIV~~XV.
ARTICLE ~~XV~~XVI

MISCELLANEOUS
If any provision or provisions of this Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible and without limiting any other provisions of this Amended and Restated Certificate of Incorporation (or any other provision of the Bylaws or any agreement entered into by the Corporation), the provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to, or for the benefit of, the Corporation to the fullest extent permitted by law.
To the fullest extent permitted by law, each and every Person purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) this Amended and Restated Certificate of Incorporation, (b) the Bylaws and (c) any amendment to this Amended and Restated Certificate of Incorporation or the Bylaws enacted or adopted in accordance with this Amended and Restated Certificate of Incorporation, the Bylaws and applicable law.
[Remainder of Page Intentionally Left Blank]
2024 Proxy Statement	B-15

IN WITNESS WHEREOF, the undersigned has executed this ~~Second~~Third Amended and Restated Certificate of Incorporation on ~~February 12~~June [_], ~~2021~~2024.
~~LONGVIEW ACQUISITION CORP~~BUTTERFLY NETWORK, INC.
By:	~~/s/ Mark Horowitz~~
Name: ~~Mark Horowitz~~Joseph DeVivo
Title: Chief ~~Financial~~Executive Officer
2024 Proxy Statement	B-16

Butterfly™

BUTTERFLY NETWORK, INC.
1600 DISTRICT AVENUE
BURLINGTON, MA 01803

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 6, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 6, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received prior to June 7, 2024.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V46213-P10005 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BUTTERFLY NETWORK, INC.

The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and FOR each of Proposals 2, 3, 4, and 5.

Nominees:	**For**	**Against**	**Abstain**
1a. Joseph DeVivo	☐	☐	☐
1b. Jonathan M. Rothberg, Ph.D.	☐	☐	☐
1c. Larry Robbins	☐	☐	☐
1d. Dawn Carfora	☐	☐	☐
1e. Elazer Edelman, M.D., Ph.D.	☐	☐	☐
1f. S. Louise Phanstiel	☐	☐	☐
1g. Erica Schwartz, M.D., J.D., M.P.H.	☐	☐	☐
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐
3. To approve by an advisory vote the compensation of the Company's named executive officers, as disclosed in the proxy statement.	☐	☐	☐

Note: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, form of proxy and 2023 Annual Report are available at www.proxyvote.com.

V46214-P10005

Butterfly Network, Inc.
2024 Annual Meeting of Stockholders
June 7, 2024 11:00 a.m. Eastern Time

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned appoints Joseph DeVivo and Heather C. Getz, and each of them (the “Proxies”), as Proxies of the undersigned, with the full power of substitution, and authorizes each of them to represent and vote, as designated on the reverse hereof, all of the shares of Class A common stock and Class B common stock of Butterfly Network, Inc., held of record by the undersigned at the close of business on April 15, 2024, at the Annual Meeting of Stockholders of Butterfly Network, Inc. to be held on June 7, 2024, via live audio webcast at www.virtualshareholdermeeting.com/BFLY2024, or at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER AND IN ACCORDANCE WITH THE DIRECTION OF THE PROXIES AS TO ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED. IF DIRECTION IS NOT GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

Continued and to be signed on reverse side